THE
PENN
DISTRICT

VORNADO
REALTY TRUST

SUPPLEMENTAL OPERATING AND FINANCIAL DATA

For the Quarter Ended September 30, 2025

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as "approximates," "believes," "expects," "anticipates," "estimates," "intends," "plans," "would," "may" or other similar expressions in this supplemental package. We also note the following forward-looking statements: in the case of our development and redevelopment projects, the estimated completion date, estimated project cost, projected incremental cash yield, stabilization date and cost to complete; estimates of future capital expenditures, dividends to common and preferred shareholders and operating partnership distributions. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. Currently, some of the factors are interest rate fluctuations and the effects of inflation on our business, financial condition, results of operations, cash flows, operating performance and the effect that these factors have had and may continue to have on our tenants, the global, national, regional and local economies and financial markets and the real estate market in general. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see "Item 1A. Risk Factors" in Part I of our Annual Report on Form 10-K for the year ended December 31, 2024. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date of this supplemental package. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date of this supplemental package. This supplemental package includes certain non-GAAP financial measures, which are accompanied by what Vornado Realty Trust and subsidiaries (the "Company") considers the most directly comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the United States of America ("GAAP"). These include Funds From Operations ("FFO"), Funds Available for Distribution ("FAD"), Net Operating Income ("NOI") and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre"). Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company's financial condition and results of operations, and, if applicable, the purposes for which management uses the measures, can be found in the Definitions section of this supplemental package on page i in the Appendix.
This supplemental package should be read in conjunction with the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2025 which can be accessed at the Company’s website www.vno.com.

BUSINESS DEVELOPMENTS
Acquisitions
623 Fifth Avenue
On September 4, 2025, we purchased the 623 Fifth Avenue office condominium, a 36-story, 383,000 square foot building situated above the flagship Saks Fifth Avenue department store, for $218,000,000. At closing, we borrowed $145,420,000 under our revolving credit facility to partially finance the acquisition. We intend to redevelop the asset into a premier, boutique office building. We expect to complete the redevelopment for delivery to tenants in 2027.
Investment in Loan
On July 24, 2025, we purchased a $35,000,000 A-Note secured by a Midtown Manhattan property at par. The A-Note accrues interest at 4.89% plus 4.00% default interest. We previously acquired the $50,000,000 B-Note secured by the property in August 2024. The A-Note, together with the B-Note, is in default.
Dispositions
512 West 22nd Street
On August 14, 2025, a joint venture, in which we have a 55.0% interest, completed the sale of 512 West 22nd Street, a 173,000 square foot office building, for $205,000,000. The joint venture used a portion of the proceeds to repay the $122,930,000 mortgage loan encumbering the property. We received net proceeds of $37,900,000 and recognized a financial statement net gain of $11,002,000, which is included in “income from partially owned entities” on our consolidated statements of income.
49 West 57th Street
On June 26, 2025, a joint venture, in which we own a 50.0% interest, completed the sale of the 49 West 57th Street commercial condominium. We received net proceeds of $8,650,000 and recognized a financial statement net gain of $2,527,000 which is included in "income from partially owned entities" on our consolidated statements of income.
220 Central Park South
During the nine months ended September 30, 2025, we closed on the sale of two condominium units and ancillary amenities at 220 Central Park South (“220 CPS”) for net proceeds of $24,839,000, resulting in a financial statement net gain of $13,702,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. In connection with these sales, $2,592,000 of income tax expense was recognized on our consolidated statements of income. Two units remain unsold.
Canal Street Condominium Units
During the nine months ended September 30, 2025, we closed on the sale of six residential condominium units at 304-306 Canal Street and 334 Canal Street for net proceeds of $21,633,000, resulting in a financial statement net gain of $10,337,000 which is included in "net gains on disposition of wholly owned and partially owned assets" on our consolidated statements of income. Two units remain unsold.
666 Fifth Avenue (Fifth Avenue and Times Square JV)
On January 8, 2025, the Fifth Avenue and Times Square JV completed the sale to UNIQLO of the portion of its U.S. flagship store at 666 Fifth Avenue owned by the joint venture for $350,000,000 and realized net proceeds of $342,000,000. The net proceeds were used to partially redeem Vornado’s preferred equity on the asset. The joint venture continues to own 23,832 square feet of retail space (7,416 square feet at grade) at 666 Fifth Avenue consisting of the Abercrombie & Fitch and Tissot stores. We recognized a financial statement gain of $76,162,000, which is included in “income from partially owned entities” on our consolidated statements of income.

BUSINESS DEVELOPMENTS
Financing Activity
650 Madison Avenue
In October 2025, a joint venture, in which we own a 20.1% interest, received a notice of default (the “Notice”) on the $800,000,000 non-recourse mortgage loan secured by 650 Madison Avenue, a 601,000 square foot Manhattan office and retail property. The Notice asserts that the joint venture is in default under the loan agreement due to its failure to pay the full interest and reserve amounts due and owing under the loan agreement and that the joint venture’s obligations are now immediately due and payable.
As previously announced in the fourth quarter of 2022, Vornado wrote off its entire investment in 650 Madison Avenue and accordingly carries this investment at zero on its balance sheet and, since then, no longer records its share of net income (loss) from this investment. Metrics presented through our Financial Supplement exclude our 20.1% interest in 650 Madison Avenue.
4 Union Square South
On August 12, 2025, we completed a $120,000,000 refinancing of 4 Union Square South, a 204,000 square foot Manhattan retail property. The 10-year interest-only loan matures in September 2035 and has a fixed rate of 5.64%. The loan replaces the previous $120,000,000 loan that bore interest at SOFR plus 1.50% and was scheduled to mature in August 2025.
Alexander's Inc. ("Alexander's")
On August 1, 2025, Alexander’s, in which we own a 32.4% common equity interest, entered into a 60-day extension with the lenders on the $300,000,000 non-recourse mortgage loan encumbering the retail condominium of 731 Lexington Avenue. The loan was previously scheduled to mature on August 5, 2025. Alexander’s did not repay the loan on the extended maturity date of October 3, 2025. Alexander’s is in discussions with the lenders regarding a potential loan restructuring.
PENN 11
On July 16, 2025, we completed a $450,000,000 refinancing of PENN 11, a 1,200,000 square foot Manhattan office building. The five-year interest-only loan matures in August 2030 and has a fixed rate of 6.35%. We paid down by $50,000,000 the prior $500,000,000 loan that bore interest at a rate of SOFR plus 2.06% (swapped to an all-in fixed rate of 6.28%) and was scheduled to mature in October 2025. The swap was terminated at the time of refinancing, and we received $130,000 of proceeds.
Independence Plaza
On June 5, 2025, a joint venture, in which we have a 50.1% interest, completed a $675,000,000 refinancing of Independence Plaza, a 1,328 unit residential complex in the Tribeca submarket of Manhattan. The interest-only non-recourse loan bears interest at a fixed rate of 5.84% and matures in June 2030. The loan replaces the previous $675,000,000 non-recourse loan that was scheduled to mature in July 2025 and bore interest at 4.25%.
Sustainability Margin Adjustment
In April 2025, we qualified for a sustainability margin adjustment on our unsecured term loan and revolving credit facilities by achieving certain KPI metrics, which reduced our interest rate by 0.05% and 0.04%, respectively.
1535 Broadway (Fifth Avenue and Times Square JV)
On April 14, 2025, the Fifth Avenue and Times Square JV completed a $450,000,000 financing of 1535 Broadway. The interest-only non-recourse loan bears interest at a fixed rate of 6.90% and matures in May 2030. After transaction costs and reserves, $407,000,000 of the net proceeds from the financing were used to partially redeem Vornado’s Fifth Avenue and Times Square JV preferred equity.
Senior Unsecured Notes due 2025
We repaid our $450,000,000 3.50% senior unsecured notes on their January 15, 2025 maturity date.

BUSINESS DEVELOPMENTS
770 Broadway
On May 5, 2025, we completed a master lease with New York University (“NYU”) to lease 1,076,000 square feet at 770 Broadway, on an “as is”, triple net basis for a 70-year lease term. Under the terms of the master lease, a rental agreement under Section 467 of the Internal Revenue Code, NYU made a prepaid lease payment of $935,000,000, and will also make annual lease payments of $9,281,000 during the lease term. NYU has an option to purchase the leased premises in both 2055 and at the end of the lease term in 2095. NYU assumed the existing office leases at the property.
We used a portion of the prepaid lease payment to repay the $700,000,000 mortgage loan which previously encumbered the property.
We retained the 92,000 square feet retail condominium leased to Wegmans.
In connection with the transaction, we recorded a gain on sales-type lease of $803,248,000.
PENN 1 Ground Rent Reset Determination
On April 22, 2025, an arbitration panel (the “Panel”) appointed to determine the ground rent payable by Vornado’s subsidiary for the PENN 1 land parcel for the 25-year period beginning June 17, 2023 determined that the annual rent payable will be $15,000,000. On July 21, 2025, the ground lessor filed a motion in New York County Supreme Court to vacate the Panel’s ground rent determination. On October 31, 2025, the court granted the ground lessor’s motion. We believe the motion is without merit and intend to appeal the court’s decision.
Further, litigation is currently pending between the parties in New York County Supreme Court regarding a separate point relating to the matter. The court denied our motion to dismiss that action and we are appealing that decision. The Panel’s decision (which is subject to the aforementioned vacatur decision that we plan to appeal) provides that if the fee owner prevails in a final judgment in that litigation, the annual rent for the 25-year term will be $20,220,000, retroactive to June 17, 2023.
We were accruing $26,205,000 per annum of ground rent based on a previous estimate and therefore, in connection with the Panel’s determination (which is subject to the ongoing litigation described above), we reversed $17,240,000 of previously accrued rent expense during the nine months ended September 30, 2025. Additionally, commencing in the first quarter of 2025, we are now paying based on the $15,000,000 annual rent.

FINANCIAL HIGHLIGHTS (unaudited)

(Amounts in thousands, except per share amounts)	For the Three Months Ended or As Of
Earnings and Earnings Per Share	9/30/2025	6/30/2025	3/31/2025	12/31/2024		9/30/2024
Net income (loss) attributable to common shareholders	$11,589	$743,819	$86,842	$1,203		$(19,154)
Per diluted share	0.06	3.70	0.43	0.01		(0.10)
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	117,372	120,928	135,039	117,085		99,256
Per diluted share (non-GAAP)	0.58	0.60	0.67	0.58		0.50
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	114,535	113,324	126,245	122,212		102,755
Per diluted share (non-GAAP)	0.57	0.56	0.63	0.61		0.52

EBITDAre attributable to the Operating Partnership (non-GAAP)	253,698	267,254	288,862	270,960		255,675
EBITDAre attributable to the Operating Partnership, as adjusted (non-GAAP)	253,758	257,583	273,697	272,692		254,938

Common Share Price & Dividends (NYSE:VNO)
High Price	$43.37	$41.95	$45.37	$46.63		$39.91
Low Price	35.22	29.68	34.91	37.88		25.36
Closing price - end of quarter	40.53	38.24	36.99	42.04		39.40
Dividends per common share(1)	N/A	N/A	N/A	$0.74		N/A
FFO payout ratio (based on FFO attributable to common shareholders plus assumed conversions, as adjusted)(1)	N/A	N/A	N/A	32.7%	(2)	N/A
FAD payout ratio(1)	N/A	N/A	N/A	42.3%	(2)	N/A

VNO Common Shares & VRLP Units
VNO common shares outstanding	192,055	192,041	191,949	190,847		190,649
Redeemable Class A units and LTIP Unit awards outstanding	16,694	16,708	16,745	16,851		17,015
Convertible unit equivalents outstanding	1,242	1,313	1,356	1,199		1,285
Total Class A units and assumed conversions of convertible units outstanding	209,991	210,062	210,050	208,897		208,949

Weighted average Class A units outstanding - diluted	218,140	217,801	218,107	218,277		216,049

Market Capitalization	$18.8	Billion	$18.4	Billion	$18.6	Billion	$20.1	Billion	$19.5	Billion

Liquidity (amounts in millions)
Cash and cash equivalents	$1,010	$1,205	$569	$734	$784
Restricted cash	142	158	238	216	245
Available on our $2.2 billion revolving credit facilities	1,419	1,560	1,540	1,532	1,560
Total Liquidity	$2,571	$2,923	$2,347	$2,482	$2,589
___________________
(1)For 2025, we anticipate continuing our recent common share dividend policy of paying one common share dividend in December, subject to approval by our Board of Trustees.
(2)FFO and FAD payout ratios are calculated based on full year results.
Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

FFO, AS ADJUSTED BRIDGE - Q3 2025 VS. Q3 2024 (unaudited)

(Amounts in millions, except per share amounts)	FFO, as Adjusted
	Amount	Per Share
FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended September 30, 2024	$102.8	$0.52

Increase / (decrease) in FFO, as adjusted due to:
Variable businesses (primarily signage)	7.3
Impact of NYU master lease at 770 Broadway	6.1
Asset sales	(4.5)
Capitalized interest (primarily PENN 2)	(4.4)
Rent commencements, net of lease expirations	2.6
Other, net	5.1
	12.2
Noncontrolling interests' share of above items and impact of assumed conversions of convertible securities	(0.5)
Net increase	11.7	0.05

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP) for the three months ended September 30, 2025	$114.5	$0.57

Please refer to the Appendix for reconciliations of GAAP to non-GAAP measures.

NET OPERATING INCOME, EBITDAre, FFO AND FAD (unaudited)

(Amounts in thousands)	For the Three Months Ended
	September 30, 2025	June 30, 2025		September 30, 2024
Net Operating Income (“NOI”)(1):
Total revenues	$453,700	$441,437		$443,255
Operating expenses	(241,769)	(219,348)		(236,149)
Our share of NOI from partially owned entities	64,884	66,227		67,292
NOI attributable to noncontrolling interests in consolidated subsidiaries	(10,139)	(10,643)		(8,907)
NOI at share	266,676	277,673		265,491
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(30,746)	(45,954)		6,807
NOI at share - cash basis	235,930	231,719		272,298

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") (at Vornado’s share)(1):
General and administrative expenses	(37,812)	(40,678)		(36,001)
Interest and other investment income, net	27,631	20,127		26,072
Transaction related costs and other (excludes real estate impairment losses)	(3,563)	(179)		113
Net gain on disposition of non-depreciable wholly owned and partially owned assets	766	10,311		—
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	30,746	45,954		(6,807)
EBITDAre attributable to the Operating Partnership (non-GAAP)	253,698	267,254		255,675
Total of certain items that impact EBITDAre	60	(9,671)		(737)
EBITDAre attributable to the Operating Partnership, as adjusted (non-GAAP)	253,758	257,583		254,938

Funds From Operations (“FFO”) (at Vornado’s share)(1):
Interest and debt expense	(112,624)	(115,171)		(125,737)
Preferred share dividends	(15,555)	(15,554)		(15,557)
Personal property depreciation	(2,239)	(1,564)		(1,917)
Income tax benefit (expense)	5,233	(4,295)		(5,056)
Change in fair value of marketable securities	(1,719)	—		—
Impact of assumed conversion of dilutive convertible securities	385	385		385
Add-back - Total of certain items that impact EBITDAre	(60)	9,671		737
FFO allocated to noncontrolling interests of the Operating Partnership	(9,807)	(10,127)		(8,537)
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	117,372	120,928		99,256
Total of certain items that impact FFO attributable to common shareholders plus assumed conversions	(2,837)	(7,605)		3,499
FFO attributable to common shareholders plus assumed conversions, as adjusted	114,535	113,323		102,755

Funds Available for Distributions (“FAD”) (at Vornado's share)(1):
Certain items that impact FAD	(483)	(637)		300
Recurring tenant improvements, leasing commissions and other capital expenditures	(52,376)	(104,203)	(2)	(55,038)
Stock-based compensation expense	5,573	7,519		6,544
Amortization of debt issuance costs and other non-cash interest expense	10,242	10,638		14,493
Personal property depreciation	2,239	1,564		1,917
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other	(30,746)	(45,954)		6,807
Noncontrolling interests in the Operating Partnership's share of above adjustments	5,634	11,119		1,769
FAD (non-GAAP)	$54,618	$(6,631)		$79,547
________________________________
(1)See pages ii through vii in the Appendix for NOI at share, NOI at share - cash basis, FFO and FAD reconciliations to the most directly comparable GAAP financial measures.
(2)Increase primarily due to the timing of payments for tenant improvements and leasing commissions at our properties.

CONSOLIDATED BALANCE SHEETS (unaudited)
(Amounts in thousands)
	As of		Increase (Decrease)
	September 30, 2025	December 31, 2024
ASSETS
Real estate, at cost:
Land	$2,386,674	$2,434,209	$(47,535)
Buildings and improvements	10,716,133	10,439,113	277,020
Development costs and construction in progress	1,015,288	1,097,395	(82,107)
Leasehold improvements and equipment	111,528	120,915	(9,387)
Total	14,229,623	14,091,632	137,991
Less accumulated depreciation and amortization	(4,115,089)	(4,025,349)	(89,740)
Real estate, net	10,114,534	10,066,283	48,251
Right-of-use assets	677,556	678,804	(1,248)
Net investment in lease	165,812	—	165,812
Cash, cash equivalents, and restricted cash
Cash and cash equivalents	1,009,876	733,947	275,929
Restricted cash	142,219	215,672	(73,453)
Total	1,152,095	949,619	202,476
Tenant and other receivables	89,322	58,853	30,469
Investments in partially owned entities	1,965,901	2,691,478	(725,577)
Receivable arising from the straight-lining of rents	724,807	707,020	17,787
Deferred leasing costs, net	350,198	354,882	(4,684)
Identified intangible assets, net	112,459	118,215	(5,756)
Other assets	394,414	373,454	20,960
Total assets	$15,747,098	$15,998,608	$(251,510)
LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
Liabilities:
Mortgages payable, net	$4,921,263	$5,676,014	$(754,751)
Senior unsecured notes, net	746,896	1,195,914	(449,018)
Unsecured term loan, net	796,990	795,948	1,042
Unsecured revolving credit facilities	720,420	575,000	145,420
Lease liabilities	708,457	749,759	(41,302)
Accounts payable and accrued expenses	382,267	374,013	8,254
Deferred compensation plan	111,574	114,580	(3,006)
Other liabilities	341,634	345,511	(3,877)
Total liabilities	8,729,501	9,826,739	(1,097,238)
Redeemable noncontrolling interests	781,271	834,658	(53,387)
Shareholders' equity	6,066,124	5,158,242	907,882
Noncontrolling interests in consolidated subsidiaries	170,202	178,969	(8,767)
Total liabilities, redeemable noncontrolling interests and equity	$15,747,098	$15,998,608	$(251,510)

CONSOLIDATED NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Three Months Ended
	September 30,			June 30, 2025
	2025	2024	Variance
Property rentals(1)	$322,352	$342,710	$(20,358)	$332,183
Tenant expense reimbursements(1)	42,116	51,150	(9,034)	34,566
Amortization of acquired below-market leases, net	100	932	(832)	96
Straight-lining of rents	24,529	(7,322)	31,851	15,407
Total rental revenues	389,097	387,470	1,627	382,252
Fee and other income:
Building Maintenance Services ("BMS") cleaning fees	42,530	37,772	4,758	37,431
Management and leasing fees	2,998	2,841	157	2,926
Other income	19,075	15,172	3,903	18,828
Total revenues	453,700	443,255	10,445	441,437
Operating expenses	(241,769)	(236,149)	(5,620)	(219,348)
Depreciation and amortization	(117,122)	(116,006)	(1,116)	(115,574)
General and administrative	(37,490)	(35,511)	(1,979)	(39,978)
Expense from deferred compensation plan liability	(6,756)	(5,171)	(1,585)	(3,123)
Transaction related costs and other	(3,563)	113	(3,676)	(721)
Total expenses	(406,700)	(392,724)	(13,976)	(378,744)
Income from partially owned entities	21,940	18,229	3,711	16,671
Interest and other investment income, net	22,413	12,391	10,022	11,056
Income from deferred compensation plan assets	6,756	5,171	1,585	3,123
Interest and debt expense	(84,459)	(100,907)	16,448	(87,929)
Gain on sales-type lease	—	—	—	803,248
Net gains on disposition of wholly owned and partially owned assets	—	—	—	8,488
Income (loss) before income taxes	13,650	(14,585)	28,235	817,350
Income tax benefit (expense)	5,589	(4,883)	10,472	(4,123)
Net income (loss)	19,239	(19,468)	38,707	813,227
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	8,912	14,152	(5,240)	10,981
Operating Partnership	(1,036)	1,690	(2,726)	(64,863)
Net income (loss) attributable to Vornado	27,115	(3,626)	30,741	759,345
Preferred share dividends	(15,526)	(15,528)	2	(15,526)
Net income (loss) attributable to common shareholders	$11,589	$(19,154)	$30,743	$743,819

Capitalized expenditures:
Interest and debt expense	$9,022	$13,437	$(4,415)	$9,533
Development payroll	943	1,963	(1,020)	1,219
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

CONSOLIDATED NET INCOME ATTRIBUTABLE TO COMMON SHAREHOLDERS (unaudited)
(Amounts in thousands)
	For the Nine Months Ended September 30,
	2025	2024	Variance
Property rentals(1)	$1,002,920	$1,023,980	$(21,060)
Tenant expense reimbursements(1)	128,665	146,471	(17,806)
Amortization of acquired below-market leases, net	284	2,842	(2,558)
Straight-lining of rents	44,235	(2,950)	47,185
Total rental revenues	1,176,104	1,170,343	5,761
Fee and other income:
BMS cleaning fees	116,437	112,017	4,420
Management and leasing fees	8,954	12,161	(3,207)
Other income	55,221	35,375	19,846
Total revenues	1,356,716	1,329,896	26,820
Operating expenses	(685,857)	(691,753)	5,896
Depreciation and amortization	(348,851)	(334,439)	(14,412)
General and administrative	(116,065)	(111,883)	(4,182)
Expense from deferred compensation plan liability	(8,790)	(11,089)	2,299
Transaction related costs and other	(4,327)	(3,901)	(426)
Total expenses	(1,163,890)	(1,153,065)	(10,825)
Income from partially owned entities	135,588	82,457	53,131
Interest and other investment income, net	41,730	34,626	7,104
Income from deferred compensation plan assets	8,790	11,089	(2,299)
Interest and debt expense	(268,204)	(289,786)	21,582
Gain on sales-type lease	803,248	—	803,248
Net gains on disposition of wholly owned and partially owned assets	24,039	16,048	7,991
Income before income taxes	938,017	31,265	906,752
Income tax expense	(5,727)	(16,907)	11,180
Net income	932,290	14,358	917,932
Less net loss (income) attributable to noncontrolling interests in:
Consolidated subsidiaries	30,326	40,024	(9,698)
Operating Partnership	(73,788)	(724)	(73,064)
Net income attributable to Vornado	888,828	53,658	835,170
Preferred share dividends	(46,578)	(46,586)	8
Net income attributable to common shareholders	$842,250	$7,072	$835,178

Capitalized expenditures:
Interest and debt expense	$29,423	$38,795	$(9,372)
Development payroll	3,263	6,291	(3,028)
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS BY SEGMENT (unaudited)
(Amounts in thousands)

	For the Three Months Ended September 30, 2025			For the Nine Months Ended September 30, 2025
	Total	New York	Other	Total	New York	Other
Property rentals(1)	$322,352	$254,417	$67,935	$1,002,920	$793,139	$209,781
Tenant expense reimbursements(1)	42,116	29,696	12,420	128,665	95,332	33,333
Amortization of acquired below-market leases, net	100	44	56	284	114	170
Straight-lining of rents	24,529	22,607	1,922	44,235	45,868	(1,633)
Total rental revenues	389,097	306,764	82,333	1,176,104	934,453	241,651
Fee and other income:
BMS cleaning fees	42,530	44,902	(2,372)	116,437	123,143	(6,706)
Management and leasing fees	2,998	3,170	(172)	8,954	9,525	(571)
Other income	19,075	12,504	6,571	55,221	34,592	20,629
Total revenues	453,700	367,340	86,360	1,356,716	1,101,713	255,003
Operating expenses	(241,769)	(198,430)	(43,339)	(685,857)	(570,472)	(115,385)
Depreciation and amortization	(117,122)	(90,536)	(26,586)	(348,851)	(272,706)	(76,145)
General and administrative	(37,490)	(13,770)	(23,720)	(116,065)	(39,290)	(76,775)
Expense from deferred compensation plan liability	(6,756)	—	(6,756)	(8,790)	—	(8,790)
Transaction related costs and other	(3,563)	(55)	(3,508)	(4,327)	(55)	(4,272)
Total expenses	(406,700)	(302,791)	(103,909)	(1,163,890)	(882,523)	(281,367)
Income from partially owned entities	21,940	20,120	1,820	135,588	127,982	7,606
Interest and other investment income, net	22,413	2,750	19,663	41,730	9,729	32,001
Income from deferred compensation plan assets	6,756	—	6,756	8,790	—	8,790
Interest and debt expense	(84,459)	(40,161)	(44,298)	(268,204)	(134,628)	(133,576)
Gain on sales-type lease	—	—	—	803,248	803,248	—
Net gains on disposition of wholly owned and partially owned assets	—	—	—	24,039	10,337	13,702
Income (loss) before income taxes	13,650	47,258	(33,608)	938,017	1,035,858	(97,841)
Income tax benefit (expense)	5,589	1,012	4,577	(5,727)	(1,756)	(3,971)
Net income (loss)	19,239	48,270	(29,031)	932,290	1,034,102	(101,812)
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	8,912	10,174	(1,262)	30,326	29,056	1,270
Net income (loss) attributable to Vornado Realty L.P.	28,151	$58,444	$(30,293)	962,616	$1,063,158	$(100,542)
Less net income attributable to noncontrolling interests in the Operating Partnership	(1,007)			(73,702)
Preferred unit distributions	(15,555)			(46,664)
Net income attributable to common shareholders	$11,589			$842,250
For the three and nine months ended September 30, 2024
Net income (loss) attributable to Vornado Realty L.P.	$(5,316)	$48,164	$(53,480)	$54,382	$199,878	$(145,496)
Net loss attributable to common shareholders	$(19,154)			$7,072
________________________________
(1)"Property rentals" and "tenant expense reimbursements" represent non-GAAP financial measures which are reconciled above to "rental revenues" the most directly comparable financial measure calculated in accordance with GAAP.

NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS BY SEGMENT AND SUBSEGMENT (NON-GAAP) (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2025
	2025	2024		2025	2024
NOI at share:
New York:
Office(1)(2)	$171,128	$167,051	$173,104	$535,733	$513,377
Retail(3)	42,183	47,283	42,798	131,096	143,141
Residential	6,457	5,784	6,362	19,011	17,972
Alexander’s	8,770	9,470	8,315	26,594	30,380
Total New York	228,538	229,588	230,579	712,434	704,870
Other:
THE MART(4)	13,275	14,972	25,197	54,388	45,518
555 California Street	17,293	15,780	18,686	53,822	49,109
Other investments	7,570	5,151	3,211	16,995	15,289
Total Other	38,138	35,903	47,094	125,205	109,916
NOI at share	$266,676	$265,491	$277,673	$837,639	$814,786

NOI at share - cash basis:
New York:
Office(1)(5)	$145,556	$173,415	$127,579	$440,592	$516,700
Retail(3)	37,536	44,095	39,692	120,955	132,668
Residential	5,989	5,527	5,990	17,827	17,164
Alexander's	9,509	10,424	9,344	29,391	35,557
Total New York	198,590	233,461	182,605	608,765	702,089
Other:
THE MART(4)	13,267	14,901	25,258	56,042	46,685
555 California Street	16,455	19,589	20,684	55,276	56,483
Other investments	7,618	4,347	3,172	16,937	14,244
Total Other	37,340	38,837	49,114	128,255	117,412
NOI at share - cash basis	$235,930	$272,298	$231,719	$737,020	$819,501
________________________________
(1)Includes BMS NOI of $6,985, $8,280, $7,584, $21,505 and $23,423 for the three months ended September 30, 2025 and 2024 and June 30, 2025 and the nine months ended September 30, 2025 and 2024, respectively.
(2)Increase in 2025 NOI at share is primarily due to revenue recognition on new leases partially offset by the impact of the NYU master lease at 770 Broadway, which included a $935,000 rent prepayment (see page 5 for further details).
(3)2025 includes the impact of the sale of a portion of the 666 Fifth Avenue retail condominium. See page 3 for details.
(4)2025 includes the impact of a reversal of a prior period tax accrual resulting from a property tax reassessment.
(5)Decrease is primarily due to (i) the impact of the NYU master lease at 770 Broadway, which included a $935,000 rent prepayment (see page 5 for further details), (ii) free rent periods on new leases commencing and (iii) the April 2025 payment of $22,361 for prior period PENN 1 ground rent owed based on the recent rent reset determination (which is subject to the ongoing litigation described on page 5).

SAME STORE NOI AT SHARE AND SAME STORE NOI AT SHARE - CASH BASIS (NON-GAAP) (unaudited)

	Total	New York		THE MART(2)	555 California Street
Same store NOI at share % increase (decrease)(1):
Three months ended September 30, 2025 compared to September 30, 2024	7.5%	9.1%		(10.4)%	3.8%
Nine months ended September 30, 2025 compared to September 30, 2024	5.4%	4.5%	(3)	19.9%	4.0%
Three months ended September 30, 2025 compared to June 30, 2025	(3.4)%	1.7%		(46.9)%	(5.4)%

Same store NOI at share - cash basis % (decrease) increase(1):
Three months ended September 30, 2025 compared to September 30, 2024	(8.2)%	(7.4)%	(4)	(10.0)%	(16.0)%	(6)
Nine months ended September 30, 2025 compared to September 30, 2024	(4.6)%	(6.2)%	(4)(5)	20.4%	(7.9)%	(6)
Three months ended September 30, 2025 compared to June 30, 2025	(5.8)%	(0.3)%	(5)	(47.1)%	(5.6)%
________________________________
(1)See pages ix through xiv in the Appendix for same store NOI at share and same store NOI at share - cash basis reconciliations.
(2)2025 includes the impact of a reversal of a prior period tax accrual resulting from a property tax reassessment.
(3)Excludes the impact of the $17,240,000 reversal of previously accrued PENN 1 ground rent. See page 5 for further details.
(4)Decrease in same store NOI at share - cash basis vs. GAAP basis is primarily due to (i) current period PENN 1 ground rent increase and (ii) GAAP rent commencing on new leases with free rent periods.
(5)Excludes the impact of the April 2025 $22,361,000 true-up payment for prior period PENN 1 ground rent owed based on the recent rent reset determination (which is subject to the ongoing litigation described on page 5).
(6)Decrease in same store NOI at share cash basis vs. GAAP basis is primarily due to GAAP rent commencing on new leases with free rent periods.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period.

	New York			555 California Street
	Office	Retail	THE MART
Three Months Ended September 30, 2025
Total square feet leased	594	27	158	224
Our share of square feet leased:	542	23	158	157
Initial rent(1)	$102.60	$292.79	$48.84	$113.95
Weighted average lease term (years)	12.5	9.0	10.5	8.6
Second generation relet space:
Square feet	169	11	46	91
GAAP basis:
Straight-line rent(2)	$81.15	$255.36	$50.16	$137.13
Prior straight-line rent	$70.16	$171.86	$49.08	$106.72
Percentage increase	15.7%	48.6%	2.2%	28.5%
Cash basis (non-GAAP):
Initial rent(1)	$84.28	$233.25	$52.57	$135.30
Prior escalated rent	$76.32	$177.66	$55.60	$117.57
Percentage increase (decrease)	10.4%	31.3%	(5.4)%	15.1%
Tenant improvements and leasing commissions:
Per square foot	$163.37	$202.90	$152.43	$155.28
Per square foot per annum	$13.07	$22.54	$14.52	$18.06
Percentage of initial rent	12.7%	7.7%	29.7%	15.8%
________________________________
(1)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(2)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASING ACTIVITY (unaudited)
(Square feet in thousands)
The leasing activity and related statistics in the table below are based on leases signed during the period and are not intended to coincide with the commencement of rental revenue in accordance with GAAP. Second generation relet space represents square footage that has not been vacant for more than nine months and tenant improvements and leasing commissions are based on our share of square feet leased during the period

	New York			555 California Street
	Office(1)	Retail	THE MART
Nine Months Ended September 30, 2025
Total square feet leased	2,782	109	368	446
Our share of square feet leased:	2,641	89	368	312
Initial rent(2)	$99.26	$172.63	$50.10	$117.28
Weighted average lease term (years)	12.2	9.6	8.3	10.8
Second generation relet space:
Square feet	663	65	192	246
GAAP basis:
Straight-line rent(3)	$86.76	$130.95	$47.74	$133.94
Prior straight-line rent	$77.55	$107.27	$49.24	$108.97
Percentage increase (decrease)	11.9%	22.1%	(3.0)%	22.9%
Cash basis (non-GAAP):
Initial rent(2)	$91.07	$122.96	$51.95	$126.30
Prior escalated rent	$84.10	$109.34	$55.69	$117.44
Percentage increase (decrease)	8.3%	12.5%	(6.7)%	7.5%
Tenant improvements and leasing commissions:
Per square foot	$149.78	$154.78	$103.56	$192.27
Per square foot per annum	$12.28	$16.12	$12.48	$17.80
Percentage of initial rent	12.4%	9.3%	24.9%	15.2%
_______________________________
(1)The leasing statistics other than square feet leased, exclude the impact of the 1,076 square foot master lease to NYU at 770 Broadway.
(2)Represents the cash basis weighted average starting rent per square foot, which is generally indicative of market rents. Most leases include free rent and periodic step-ups in rent which are not included in the initial cash basis rent per square foot but are included in the GAAP basis straight-line rent per square foot.
(3)Represents the GAAP basis weighted average rent per square foot that is recognized over the term of the respective leases and includes the effect of free rent and periodic step-ups in rent.

LEASE EXPIRATIONS (unaudited)
(Amounts in thousands)

Our Share of Square Feet of Expiring Leases As of September 30, 2025

New York Office	102	906	1,298	981	1,125		791	862	1,005	578	397	935	6,042
New York Retail	1	31	38	44	52		144	57	62	36	144	21	471
THE MART	43	155	204	713	188	—	99	320	539	93	81	48	447
555 California Street	92	140	106	112	143		—	29	13	15	—	210	343
Total	238	1,232	1,646	1,850	1,508		1,034	1,268	1,619	722	622	1,214	7,303
% of total	1.2%	6.1%	8.1%	9.1%	7.4%		5.1%	6.3%	8.0%	3.6%	3.1%	6.0%	36.0%
_______________________________
(1) Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

LEASE EXPIRATIONS DETAIL (unaudited) NEW YORK SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)		Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
				Total	Per Sq. Ft.
Office:	Third Quarter 2025(2)	72,000		$3,579,000	$49.71	0.3%

	Fourth Quarter 2025	30,000		2,478,000	82.60	0.2%

	First Quarter 2026	113,000		9,899,000	87.60	0.8%
	Second Quarter 2026	62,000		5,298,000	85.45	0.4%
	Third Quarter 2026	96,000		8,008,000	83.42	0.7%
	Fourth Quarter 2026	635,000		48,811,000	76.87	4.0%
	Total 2026	906,000		72,016,000	79.49	5.9%
	2027	1,298,000		107,499,000	82.82	8.8%
	2028	981,000		78,462,000	79.98	6.4%
	2029	1,125,000		86,522,000	76.91	7.1%
	2030	791,000		67,654,000	85.53	5.6%
	2031	862,000		79,514,000	92.24	6.5%
	2032	1,005,000		99,335,000	98.84	8.2%
	2033	578,000		50,828,000	87.94	4.2%
	2034	397,000		36,766,000	92.61	3.0%
	2035	935,000		75,414,000	80.66	6.2%
	Thereafter	6,042,000	(3)	456,966,000	75.63	37.6%

Retail:	Third Quarter 2025(2)	1,000		$25,000	$25.00	0.0%

	Fourth Quarter 2025	—		—	—	0.0%

	First Quarter 2026	15,000		6,026,000	401.73	2.4%
	Second Quarter 2026	7,000		620,000	88.57	0.2%
	Third Quarter 2026	9,000		4,355,000	483.89	1.7%
	Fourth Quarter 2026	—		—	—	0.0%
	Total 2026	31,000		11,001,000	354.87	4.3%
	2027	38,000		19,068,000	501.79	7.5%
	2028	44,000		11,479,000	260.89	4.5%
	2029	52,000		22,260,000	428.08	8.8%
	2030	144,000		23,462,000	162.93	9.2%
	2031	57,000		29,118,000	510.84	11.5%
	2032	62,000		31,791,000	512.76	12.5%
	2033	36,000		12,169,000	338.03	4.8%
	2034	144,000		20,262,000	140.71	8.0%
	2035	21,000		11,248,000	535.62	4.4%
	Thereafter	471,000		62,266,000	132.20	24.5%
_____________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.
(3)    Assumes U.S. Post Office exercises all lease renewal options through 2038 for 492,000 square feet at 909 Third Avenue given the below-market rent on their options.

LEASE EXPIRATIONS DETAIL (unaudited) OTHER SEGMENT

	Period of Lease Expiration	Our Share of Square Feet of Expiring Leases(1)	Annualized Escalated Rents of Expiring Leases		Percentage of Annualized Escalated Rent
THE MART			Total	Per Sq. Ft.
Office / Showroom / Retail:	Third Quarter 2025(2)	6,000	$318,000	$53.00	0.2%

	Fourth Quarter 2025	37,000	2,218,000	59.95	1.5%

	First Quarter 2026	35,000	2,260,000	64.57	1.5%
	Second Quarter 2026	33,000	1,933,000	58.58	1.3%
	Third Quarter 2026	52,000	3,643,000	70.06	2.5%
	Fourth Quarter 2026	35,000	2,167,000	61.91	1.5%
	Total 2026	155,000	10,003,000	64.54	6.8%
	2027	204,000	11,452,000	56.14	7.7%
	2028	713,000	35,350,000	49.58	23.8%
	2029	188,000	10,321,000	54.90	6.9%
	2030	99,000	5,714,000	57.72	3.8%
	2031	320,000	16,104,000	50.33	10.8%
	2032	539,000	25,789,000	47.85	17.4%
	2033	93,000	4,684,000	50.37	3.2%
	2034	81,000	3,928,000	48.49	2.6%
	2035	48,000	2,470,000	51.46	1.7%
	Thereafter	447,000	20,246,000	45.29	13.6%

555 California Street
Office / Retail:	Third Quarter 2025(2)	60,000	$4,656,000	$77.60	3.8%

	Fourth Quarter 2025	32,000	3,243,000	101.34	2.6%

	First Quarter 2026	100,000	9,177,000	91.77	7.5%
	Second Quarter 2026	—	—	—	0.0%
	Third Quarter 2026	—	—	—	0.0%
	Fourth Quarter 2026	40,000	4,343,000	108.58	3.5%
	Total 2026	140,000	13,520,000	96.57	11.0%
	2027	106,000	10,982,000	103.60	8.9%
	2028	112,000	11,034,000	98.52	9.0%
	2029	143,000	15,748,000	110.13	12.8%
	2030	—	—	—	0.0%
	2031	29,000	1,955,000	67.41	1.6%
	2032	13,000	1,482,000	114.00	1.2%
	2033	15,000	1,848,000	123.20	1.5%
	2034	—	—	—	0.0%
	2035	210,000	19,726,000	93.93	16.0%
	Thereafter	343,000	38,735,000	112.93	31.6%
________________________________
(1)    Excludes storage, vacancy and other.
(2)    Includes month-to-month leases, holdover tenants, and leases expiring on the last day of the current quarter.

CAPITAL EXPENDITURES AND RE/DEVELOPMENT (unaudited)
CONSOLIDATED
(Amounts in thousands)
	For the Nine Months Ended September 30, 2025
	Total Company	New York	THE MART	555 California Street	Other
Capital expenditures:
Expenditures to maintain assets	$45,015	$35,481	$6,802	$2,715	$17
Tenant improvements	136,054	88,654	10,538	36,862	—
Leasing commissions	28,738	17,665	2,155	8,918	—
Recurring tenant improvements, leasing commissions and other capital expenditures	209,807	141,800	19,495	48,495	17
Non-recurring capital expenditures(1)	69,962	51,016	18,631	59	256
Total capital expenditures and leasing commissions	$279,769	$192,816	$38,126	$48,554	$273

Development and redevelopment expenditures(2):
PENN 2	$57,663	$57,663	$—	$—	$—
Hotel Pennsylvania site (PENN 15)	14,293	14,293	—	—	—
PENN Districtwide improvements	8,680	8,680	—	—	—
Other	36,768	36,192	—	—	576
	$117,404	$116,828	$—	$—	$576
________________________________
(1)Primarily tenant improvements and leasing commissions on first generation space.
(2)Inclusive of capitalized interest expense, operating expenses and development payroll.

DEVELOPMENT/REDEVELOPMENT - ACTIVE PROJECTS AND FUTURE OPPORTUNITIES
(Amounts in thousands, except square feet)
			(at Vornado’s share)					Projected Incremental Cash Yield
Active Development Projects: New York segment:	Property Rentable Sq. Ft.		Budget		Cash Amount Expended	Remaining Expenditures	Stabilization Year
PENN District:
PENN 2	1,823,000		$750,000		$724,311	$25,689	2026	10.2%
Districtwide Improvements	N/A		100,000		79,647	20,353	N/A	N/A
Total PENN District			850,000	(1)	803,958	46,042

Sunset Pier 94 Studios (49.9% interest)(2)	266,000		125,000	(3)	94,836	30,164	2026	10.3%

Total Active Development Projects			$975,000		$898,794	$76,206

Future Opportunities: New York segment:	Zoning Sq. Ft.
PENN District:
Hotel Pennsylvania site (PENN 15)	2,052,000
Eighth Avenue and 34th Street land	190,000
Multiple other opportunities - office/residential/retail
Total PENN District	2,242,000
350 Park Avenue assemblage (the “350 Park Site”)(4)	1,455,000
623 Fifth Avenue office condominium	383,000	(5)
260 Eleventh Avenue - office(2)	280,000
57th Street land (50% interest)	150,000
Other segment:
527 West Kinzie land, Chicago	330,000
Total Future Opportunities	4,840,000
________________________________
(1)Excluding debt and equity carry.
(2)The building is subject to a ground lease. See page 34 for details.
(3)Represents our 49.9% share of the $350,000 development budget, excluding the $40,000 value of our contributed leasehold interest and net of an estimated $9,000 for our share of development fees and reimbursement for overhead costs incurred by us. During 2024, we fully funded our $34,000 share of cash contributions.
(4)From October 2024 to June 2030, an affiliate of Kenneth C. Griffin (“KG”) has the option to either (i) acquire a 60% interest in a joint venture with Vornado and Rudin (the “Vornado/Rudin JV”) (with Vornado having an effective 36% interest in the entity) to build a new 1,850,000 square foot office tower, valuing the 350 Park Site at $1.2 billion or (ii) purchase the 350 Park Site for $1.4 billion ($1.085 billion to Vornado). From October 2024 to September 2030, the Vornado/Rudin JV has the option to put the 350 Park Site to KG for $1.2 billion ($900 million to Vornado).
(5)Represents rentable square feet.
There can be no assurance that the above projects will be completed, completed on schedule or within budget. In addition, there can be no assurance that the Company will be successful in leasing the properties on the expected schedule or at the assumed rental rates.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	As of September 30, 2025				Our Share of Net Income (Loss) for the Three Months Ended September 30,			Our Share of NOI (non-GAAP) for the Three Months Ended September 30,
	Percentage Ownership		Company's Carrying Amount		2025		2024	2025	2024
Joint Venture Name
New York:
Fifth Avenue and Times Square JV(1)(2)	51.5%		$1,549,488		$8,527		$19,794	$24,169	$28,061
280 Park Avenue	50.0%		107,316		(3,712)		(6,028)	8,859	6,923
Independence Plaza	50.1%		66,254		(392)		375	6,456	5,784
7 West 34th Street	53.0%		(66,168)	(3)	1,085		1,130	3,560	3,624
Alexander's	32.4%		53,592		2,069		2,099	8,770	9,470
West 57th Street properties	50.0%		36,569		(49)		(63)	100	170
85 Tenth Avenue	49.9%		(23,844)	(3)	(1,364)		(1,765)	4,094	3,705
512 West 22nd Street	N/A	(4)	—		11,235	(5)	(504)	775	1,740
61 Ninth Avenue	45.1%		463		(239)		(27)	1,904	1,950
Other, net	Various		110,785		2,960		1,941	3,972	3,128
					20,120		16,952	62,659	64,555

Other:
Alexander's corporate fee income	32.4%				1,405		1,530	843	906
Rosslyn Plaza	43.7% to 50.4%		35,172		(161)		246	282	756
Other, net	Various		6,262		576		(499)	1,100	1,075
					1,820		1,277	2,225	2,737

Total					$21,940		$18,229	$64,884	$67,292
________________________________
(1)Includes $6,241 and $10,541 of income on our preferred equity, net of our share of expenses for the three months ended September 30, 2025 and 2024 respectively.
(2)Decrease primarily due to January 2025 sale of a portion of the 666 Fifth Avenue condominium and the April 2025 financing at 1535 Broadway. See pages 3 and 4 for details.
(3)Our negative basis results from distributions in excess of our investment.
(4)Sold on August 14, 2025. See page 3 for details.
(5)Includes our $11,002 gain from the sale of the property. See page 3 for details.

UNCONSOLIDATED JOINT VENTURES (unaudited)
(Amounts in thousands)
	Percentage Ownership at September 30, 2025		Our Share of Net Income (Loss) for the Nine Months Ended September 30,				Our Share of NOI (non-GAAP) for the Nine Months Ended September 30,
			2025		2024		2025	2024
Joint Venture Name
New York:
Fifth Avenue and Times Square JV:
Equity in net income(1)	51.5%		$11,772		$28,971		$73,048	$85,129
Return on preferred equity, net of our share of the expense(2)			21,287		30,127		—	—
Net gain on sale			76,162	(3)	—		—	—
			109,221		59,098		73,048	85,129
280 Park Avenue	50.0%		(11,969)		9,398	(4)	26,110	22,515
512 West 22nd Street	N/A	(5)	10,711	(5)	(1,812)		4,279	4,903
Alexander's	32.4%		7,911		9,902		26,594	30,380
7 West 34th Street	53.0%		5,195		3,528		13,049	10,972
85 Tenth Avenue	49.9%		(4,867)		(6,126)		11,583	10,382
West 57th Street properties	50.0%		2,054	(6)	(580)		85	104
Independence Plaza	50.1%		1,512		114		19,010	16,554
61 Ninth Avenue	45.1%		(219)		(149)		5,706	5,858
Other, net	Various		8,433		5,787		11,120	11,185
			127,982		79,160		190,584	197,982
Other:
Alexander's corporate fee income	32.4%		4,444		3,895		2,686	2,224
Rosslyn Plaza	43.7% to 50.4%		(104)		80		1,269	1,821
Other, net	Various		3,266		(678)		3,683	3,932
			7,606		3,297		7,638	7,977

Total			$135,588		$82,457		$198,222	$205,959
________________________________
(1)Decrease primarily due to January 2025 sale of a portion of the 666 Fifth Avenue condominium and the April 2025 financing at 1535 Broadway. See pages 3 and 4 for details.
(2)2025 decrease due to the partial redemptions of our preferred equity interests. See pages 3 and 4 for details.
(3)See page 3 for details.
(4)2024 includes our $31,215 share of the debt extinguishment gain from the repayment of the 280 Park Avenue mezzanine loan.
(5)Includes our $11,002 gain from the sale of the property. See page 3 for details.
(6)Includes our $2,527 gain from the sale of the property. See page 3 for details.

DEBT ANALYSIS (unaudited)
(Amounts in thousands)
DEBT SUMMARY	As of September 30, 2025
	Total		Variable			Fixed(1)
(Contractual debt balances)	Amount	Weighted Average Interest Rate	Amount		Weighted Average Interest Rate	Amount	Weighted Average Interest Rate
Consolidated debt(2)	$7,216,912	4.41%	$776,912		5.96%(3)	$6,440,000	4.22%
Pro rata share of debt of non-consolidated entities	2,519,230	5.77%	516,305		6.38%	2,002,925	5.61%
Total	9,736,142	4.76%	1,293,217		6.13%	8,442,925	4.55%
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)	(682,059)		(397,059)			(285,000)
Company's pro rata share of total debt	$9,054,083	4.76%	$896,158	(4)	6.10%	$8,157,925	4.62%
________________________________
See notes below

NET DEBT TO EBITDAre, AS ADJUSTED (unaudited)

	As of and For the Trailing Twelve Months Ended September 30, 2025		As of and For the Year Ended December 31,
			2024		2023		2022
Secured debt	$4,946,492		$5,707,176		$5,729,615		$5,877,615
Unsecured debt	2,270,420		2,575,000		2,575,000		2,575,000
Pro rata share of debt of non-consolidated entities	2,519,230		2,477,701		2,654,701		2,697,226
Less: Noncontrolling interests’ share of consolidated debt	(682,059)		(682,059)		(682,059)		(682,059)
Company’s pro rata share of total debt	$9,054,083		$10,077,818		$10,277,257		$10,467,782
% Unsecured debt	25%		26%		25%		25%

Company’s pro rata share of total debt	$9,054,083		$10,077,818		$10,277,257		$10,467,782
Less: Cash and cash equivalents and investments in U.S. Treasury bills	(1,009,876)		(733,947)		(997,002)		(1,361,651)
Less: Escrowed cash included within restricted cash on our balance sheet	(105,626)		(187,416)		(221,578)		(94,374)
Less: Pro rata share of unconsolidated partially owned entities’ cash and cash equivalents and escrowed cash	(279,929)		(248,835)		(295,983)		(316,385)
Plus: Noncontrolling interests’ share of cash and cash equivalents, escrowed cash and investments in U.S. Treasury bills	99,579		129,160		101,564		94,100
Less: Participation in 150 West 34th Street mortgage loan	—		—		—		(105,000)
Net debt	$7,758,231		$9,036,780		$8,864,258		$8,684,472
EBITDAre, as adjusted (non-GAAP)	$1,057,730		$1,049,320		$1,081,332		$1,090,564
Net debt / EBITDAre, as adjusted (non-GAAP)	7.3	x	8.6	x	8.2	x	8.0	x
________________________________
(1)Includes variable rate debt with interest rates fixed by interest rate swap arrangements and the $950,000 1290 Avenue of the Americas mortgage loan which is subject to a 1.00% SOFR interest rate cap arrangement.
(2)See page xv in the Appendix for reconciliation of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of September 30, 2025.
(3)Excludes additional 3.00% default interest on the 606 Broadway mortgage loan.
(4)As of September 30, 2025, $334,605 of variable rate debt (at share) is subject to interest rate cap arrangements, the $561,553 of variable rate debt not subject to interest rate cap arrangements represents 6% of our total pro rata share of debt. See page 30 for details.
See page i in the Appendix for definitions of EBITDAre and net debt to EBITDAre, as adjusted. See reconciliation of net income (loss) to EBITDA to EBITDAre on page v in the Appendix.

CORPORATE COVENANT RATIOS AND CREDIT RATINGS (unaudited)
(Amounts in thousands)

		As of
Unsecured Revolving Credit Facilities and Unsecured Term Loan(1)	Required	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024
Total outstanding debt/total assets(2)	Less than 60%	34%	33%	39%	40%
Secured debt/total assets	Less than 50%	25%	23%	30%	28%
Fixed charge coverage	Greater than 1.40	2.01	1.97	1.96	1.93
Unsecured debt/cap value of unencumbered assets	Less than 60%	18%	18%	17%	21%
Unencumbered coverage ratio	Greater than 1.75	8.81	8.47	8.01	7.12

Unsecured Notes Covenant Ratios(1)
Total outstanding debt/total assets(3)	Less than 65%	43%	43%	48%	49%
Secured debt/total assets	Less than 50%	31%	31%	35%	35%
Interest coverage ratio (annualized combined EBITDA to annualized interest expense)	Greater than 1.50	2.24	2.02	1.87	1.77
Unencumbered assets/unsecured debt	Greater than 150%	480%	490%	470%	388%

Consolidated Unencumbered EBITDA(1) (non-GAAP):	Q3 2025 Annualized
New York	$330,912
Other	101,656
Total	$432,568

Credit Ratings(4):	Rating	Outlook
Moody’s	Ba1	Stable
S&P	BBB-	Negative
Fitch	BB+	Positive
________________________________
(1)Our debt covenant ratios and consolidated unencumbered EBITDA are computed in accordance with the terms of our senior unsecured notes, unsecured revolving credit facilities, and unsecured term loan, as applicable. The methodology used for these computations may differ significantly from similarly titled ratios and amounts of other companies. For additional information regarding the methodology used to compute these ratios, please see our filings with the SEC of our revolving credit facilities, senior debt indentures and applicable prospectuses and prospectus supplements.
(2)Total assets calculated as EBITDA capped at the following rates: 6.5% for office, 6.0% for retail, 8.0% for trade shows, 5.75% for multifamily, 7.25% for hotel, and 6.5% for other asset types.
(3)Total assets include EBITDA capped at 7.0% per the terms of our senior unsecured notes covenants.
(4)Credit ratings are provided for informational purposes only and are not a recommendation to buy or sell our securities.

CAPITAL STRUCTURE (unaudited)
(Amounts in thousands, except per share and per unit amounts)
Debt (contractual balances):			As of September 30, 2025
Consolidated debt(1):
Mortgages payable			$4,946,492
Senior unsecured notes			750,000
$800 Million unsecured term loan			800,000
$2.2 Billion unsecured revolving credit facilities			720,420
			7,216,912
Pro rata share of debt of non-consolidated entities			2,519,230
Less: Noncontrolling interests' share of consolidated debt (primarily 1290 Avenue of the Americas and 555 California Street)			(682,059)
			9,054,083	(A)

	Shares/Units	Liquidation Preference
Perpetual Preferred:
3.25% preferred units (D-17) (141,400 units @ $25.00 per unit)			3,535
5.40% Series L preferred shares	12,000	$25.00	300,000
5.25% Series M preferred shares	12,780	25.00	319,500
5.25% Series N preferred shares	12,000	25.00	300,000
4.45% Series O preferred shares	12,000	25.00	300,000
			1,223,035	(B)

	Converted Shares(2)	September 30, 2025 Common Share Price
Equity:
Common shares	192,055	$40.53	7,783,989
Redeemable Class A units and LTIP Unit awards	16,694	40.53	676,608
Convertible share equivalents:
Series D-13 preferred units	1,152	40.53	46,691
Series G-1 through G-4 preferred units	72	40.53	2,918
Series A preferred shares	18	40.53	730
	209,991		8,510,936	(C)
Total Market Capitalization (A+B+C)			$18,788,054
________________________________
(1)See the reconciliation on page xv of consolidated debt, net as presented on our consolidated balance sheets to consolidated contractual debt as of September 30, 2025.
(2)Excludes share-based equity awards that may be considered dilutive in the period. See page 6 for our weighted average units outstanding on a dilutive basis.

DEBT MATURITIES (CONTRACTUAL BALANCES) (unaudited)
(Amounts in thousands)

Consolidated Debt Maturity Schedule(1) as of September 30, 2025 (Excludes pro rata share of JV Debt)(2)

Consolidated (100%):
Secured	$321,492	(3)	$525,000	$880,000	$2,300,000	$—	$920,000
Unsecured	—		400,000	1,520,420	—	—	350,000
Total consolidated debt (100%)	$321,492		$925,000	$2,400,420	$2,300,000	$—	$1,270,000
% of total consolidated debt	4.5%		12.8%	33.3%	31.9%	—%	17.5%
Debt maturities at share:
Consolidated debt (100%)	$321,492		$925,000	$2,400,420	$2,300,000	$—	$1,270,000
Pro rata share of debt of non-consolidated entities	161,791		680,492	39,574	826,745	203,695	606,933
Less: Noncontrolling interests' share of consolidated debt	(37,059)		—	—	(645,000)	—	—
Total debt at share	$446,224		$1,605,492	$2,439,994	$2,481,745	$203,695	$1,876,933
% of total debt at share	4.9%		17.7%	26.9%	27.4%	2.2%	20.9%
_______________________________
(1)Assumes the exercise of as-of-right extension options. Debt classified as fixed rate includes the effect of interest rate swap arrangements which may expire prior to debt maturity, and the $950,000 1290 Avenue of the Americas mortgage loan which is subject to a 1.00% SOFR interest rate cap arrangement. See page 30 for information on interest rate swap arrangements.
(2)The Operating Partnership guarantees an aggregate $303,000 of JV partnership debt, primarily comprised of the $300,000 mortgage loan on 7 West 34th Street. These amounts are excluded from the consolidated debt maturity chart presented above.
(3)Includes the 606 Broadway $74,119 non-recourse mortgage loan, which in September 2024 matured and was not repaid, resulting in the lenders declaring an event of default.

DEBT DETAIL CONSOLIDATED (unaudited)
(Amounts in thousands)
Property	Ownership %	Maturity Date(1)	Variable Rate Spread		Interest Rate(2)		Debt Balance (100%)	Debt Balance (at share)
Secured Debt:
606 Broadway	50.0%	(3)	S+191		6.11%	(4)	$74,119	$37,060
888 Seventh Avenue	100.0%	12/25	S+180	(5)	5.01%		247,373	247,373
One Park Avenue	100.0%	03/26	S+122	(5)	4.02%		525,000	525,000
350 Park Avenue	100.0%	01/27			3.92%		400,000	400,000
100 West 33rd Street	100.0%	06/27			5.26%		480,000	480,000
150 West 34th Street	100.0%	02/28	S+215		6.37%		75,000	75,000
435 Seventh Avenue	100.0%	04/28			6.96%		75,000	75,000
555 California Street	70.0%	05/28	S+205	(5)	6.08%		1,200,000	840,000
1290 Avenue of the Americas	70.0%	11/28			2.62%		950,000	665,000
PENN 11	100.0%	08/30			6.35%		450,000	450,000
909 Third Avenue	100.0%	04/31			3.23%		350,000	350,000
4 Union Square South	100.0%	09/35			5.64%		120,000	120,000
Total Secured Debt							4,946,492	4,264,433
Unsecured Debt:
Senior unsecured notes due 2026	100.0%	06/26			2.15%		400,000	400,000
$1.25 Billion unsecured revolving credit facility	100.0%	12/27	S+111	(5)	4.14%	(6)	720,420	720,420
$800 Million unsecured term loan	100.0%	12/27	S+125	(5)	4.30%	(6)	800,000	800,000
$915 Million Revolving Credit Facility	100.0%	04/29	S+116	(6)	—%		—	—
Senior unsecured notes due 2031	100.0%	06/31			3.40%		350,000	350,000
Total Unsecured Debt							2,270,420	2,270,420
Total Consolidated Debt							$7,216,912	$6,534,853
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable. See page 30 for information on interest rate swap and interest rate cap arrangements.
(3)On September 5, 2024, the non-recourse loan matured and was not repaid, at which time the lenders declared an event of default.
(4)Excludes additional 3.00% default interest on the 606 Broadway mortgage loan.
(5)Balance is partially hedged by interest rate swap arrangements. See page 30 for details.
(6)In April 2025, we qualified for a sustainability margin adjustment on our unsecured term loan and revolving credit facilities by achieving certain KPI metrics, which reduced our interest rate by 0.05% and 0.04%, respectively.

DEBT DETAIL UNCONSOLIDATED (unaudited)
(Amounts in thousands)
Property	Ownership %	Maturity Date(1)	Variable Rate Spread	Interest Rate(2)	Debt Balance (100%)	Debt Balance (at share)
731 Lexington Avenue retail condominium(3)	32.4%	10/25	S+151	5.76%	$300,000	$97,200
Rego Park II	32.4%	12/25	S+145	5.60%	199,355	64,591
825 Seventh Avenue office condominium	50.0%	01/26	S+275	7.03%	54,000	27,000
61 Ninth Avenue	45.1%	01/26	S+146	5.66%	167,500	75,543
Rosslyn Plaza North	50.4%	04/26	S+200	6.22%	25,000	12,603
Fashion Centre/Washington Tower	7.5%	05/26	S+305	6.94%	455,000	34,125
7 West 34th Street	53.0%	06/26		3.65%	300,000	159,000
Sunset Pier 94 Studios	49.9%	09/26	S+477	8.77%	120,934	60,346
85 Tenth Avenue	49.9%	12/26		4.55%	625,000	311,875
Wells Kinzie	50.0%	05/27		4.20%	18,236	9,118
The Alexander apartment tower	32.4%	11/27		2.63%	94,000	30,456
697-703 Fifth Avenue	44.8%	03/28		6.07%	356,465	159,645
280 Park Avenue	50.0%	09/28		5.84%	1,075,000	537,500
731 Lexington Avenue office condominium	32.4%	10/28		5.04%	400,000	129,600
640 Fifth Avenue	52.0%	07/29		7.47%	391,833	203,695
1535 Broadway	52.0%	05/30		6.90%	450,000	233,933
Independence Plaza	50.1%	06/30		5.84%	675,000	338,175
330 West 34th Street ground lessor	34.8%	09/32		4.55%	100,000	34,825
Total Unconsolidated Debt					$5,807,323	$2,519,230
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Represents the interest rate in effect as of period end based on the appropriate reference rate as of the contractual reset date plus contractual spread, adjusted for hedging instruments, as applicable. See page 30 for information on interest rate swap and interest rate cap arrangements.
(3)On August 1, 2025, Alexander’s entered into a 60-day extension with the lenders on the mortgage loan. See page 4 for details.

HEDGING INSTRUMENTS AS OF SEPTEMBER 30, 2025 (unaudited)
(Amounts in thousands)
	Debt Information			Swap / Cap Information
	Balance at Share	Maturity Date(1)	Variable Rate Spread	Notional Amount at Share	Expiration Date		All-In Swapped Rate

Interest Rate Swaps:
Consolidated:
555 California Street mortgage loan:
In-place swap	$840,000	05/28	S+205	$840,000		05/26	6.03%
Forward swap (effective 05/26)				840,000		05/28	5.56%(2)
One Park Avenue mortgage loan	525,000	03/26	S+122	500,000		07/27	3.95%
Unsecured revolving credit facility	720,420	12/27	S+111	575,000		08/27	3.84%
Unsecured term loan	800,000	12/27	S+125
Through 10/26				750,000		10/26	4.22%
10/26 through 7/27				250,000		07/27	3.99%
7/27 through 8/27				50,000		08/27	3.99%
100 West 33rd Street mortgage loan	480,000	06/27	S+185	480,000		06/27	5.26%
888 Seventh Avenue mortgage loan	247,373	12/25	S+180	200,000		09/27	4.76%
435 Seventh Avenue mortgage loan	75,000	04/28	S+210	75,000		04/26	6.96%
Unconsolidated:
280 Park Avenue mortgage loan	537,500	09/28	S+178	537,500		09/28	5.84%
Interest Rate Caps:							Index Strike Rate	Cash Interest Rate(3)	Effective Interest Rate(4)
Consolidated:
1290 Avenue of the Americas mortgage loan	665,000	11/28	S+162	665,000		11/25	1.00%	2.62%	5.94%
One Park Avenue mortgage loan	525,000	03/26	S+122	25,000		03/26	4.39%	5.37%	5.19%
150 West 34th Street mortgage loan	75,000	02/28	S+215	75,000		02/26	5.00%	6.37%	6.97%
Unconsolidated:
61 Ninth Avenue mortgage loan	75,543	01/26	S+146	75,543		01/26	4.39%	5.66%	6.11%
Rego Park II mortgage loan	64,591	12/25	S+145	64,591		12/25	4.15%	5.60%	5.94%
Sunset Pier 94 Studios	60,346	09/26	S+477	60,346		09/26	4.00%	8.77%	8.84%
Fashion Centre Mall/Washington Tower mortgage loan	34,125	05/26	S+305	34,125		05/26	3.89%	6.94%	6.95%

Debt subject to interest rate swaps and subject to a 1.00% SOFR interest rate cap				4,622,500
Variable rate debt subject to interest rate caps				334,605
Fixed rate debt per loan agreements				3,535,425
Variable rate debt not subject to interest rate swaps or caps				561,553	(5)
Total debt at share				$9,054,083
________________________________
(1)Assumes the exercise of as-of-right extension options.
(2)Reflects the May 2026 increase in variable rate spread to S+230. The variable rate spread will further increase to S+255 in May 2027.
(3)Equals the sum of (i) the index rate in effect as of the most recent contractual reset date, adjusted for hedging instruments, and (ii) the contractual spread.
(4)Equals the sum of (i) the cash interest rate and (ii) the effect of amortization of the interest rate cap premium over the term.
(5)Our exposure to SOFR index increases is partially mitigated by an increase in interest income on our cash, cash equivalents and restricted cash.

TOP 30 TENANTS (unaudited)
(Amounts in thousands, except square feet)

Tenants	Square Footage At Share	Annualized Escalated Rents At Share(1)	% of Total Annualized Escalated Rents At Share
Meta Platforms, Inc.	693,500	$82,906	4.6%
IPG and affiliates	955,211	63,017	3.5%
Citadel	585,460	62,498	3.5%
New York University(2)	1,761,681	58,353	3.2%
Bloomberg L.P.	306,768	44,384	2.4%
Madison Square Garden & Affiliates	449,053	44,025	2.4%
Google/Motorola Mobility (guaranteed by Google)	759,446	41,098	2.2%
UMG Recordings, Inc,	336,700	35,411	1.9%
Amazon (including its Whole Foods subsidiary)	312,694	31,218	1.7%
Neuberger Berman Group LLC	306,612	28,780	1.6%
Apple Inc.	473,311	26,739	1.5%
AMC Networks, Inc.	326,717	26,441	1.4%
WeWork	303,741	25,818	1.4%
Bank of America	242,152	25,807	1.4%
LVMH Brands	63,002	25,350	1.4%
Swatch Group USA	8,499	24,910	1.4%
Verizon	203,322	23,539	1.3%
Victoria's Secret	33,156	21,176	1.2%
PJT Partners Holdings	134,953	19,713	1.1%
PwC	240,384	19,353	1.1%
Macy's	181,698	19,305	1.0%
The City of New York	232,010	12,353	0.7%
Dodge & Cox	107,925	12,265	0.7%
King & Spalding	122,859	11,979	0.7%
WSP USA	172,666	11,653	0.6%
Major League Soccer LLC	125,013	11,251	0.6%
Alston & Bird LLP	126,872	10,889	0.6%
Aetna Life Insurance Company	64,196	10,460	0.6%
FGS Global	80,770	10,096	0.5%
Elliot Management	74,719	9,923	0.5%
			46.7%
________________________________
(1)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rents at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space.
(2)Includes NYU’s master lease of 1,076,000 square feet at 770 Broadway. In addition to the $9,281 annual lease payments, which are included in annualized escalated rents above, NYU made a $935,000 prepaid lease payment at lease commencement. See page 3 for further details.

SQUARE FOOTAGE (unaudited)
(Square feet in thousands)
		At Vornado's Share
	At 100%		Under Development or Not Available for Lease	In Service
		Total		Office	Retail	Showroom	Other
Segment:
New York:
Office	20,014	17,720	516	17,021	—	183	—
Retail	2,274	1,912	261	—	1,651	—	—
Residential - 1,331 units	1,201	609	5	—	—	—	604
Alexander's (32.4% interest), including 312 residential units	2,455	795	121	308	283	—	83
	25,944	21,036	903	17,329	1,934	183	687

Other:
THE MART	3,695	3,693	—	2,123	84	1,239	247
555 California Street (70% interest)	1,821	1,274	—	1,239	35	—	—
Other	3,446	1,467	144	325	887	—	111
	8,962	6,434	144	3,687	1,006	1,239	358

Total square feet at September 30, 2025	34,906	27,470	1,047	21,016	2,940	1,422	1,045

Total square feet at June 30, 2025	34,691	27,173	410	21,089	3,207	1,422	1,045

	At 100%
Parking Garages (not included above):	Square Feet	Number of Garages	Number of Spaces
New York	1,635	9	4,685
THE MART	341	3	1,076
555 California Street	168	1	461
Rosslyn Plaza	411	4	1,094
Total at September 30, 2025	2,555	17	7,316

OCCUPANCY (unaudited)

	New York	THE MART	555 California Street
Occupancy rate at:
September 30, 2025	87.5%	80.7%	96.3%
June 30, 2025	85.2%	78.2%	92.3%
December 31, 2024	87.6%	80.1%	92.0%
September 30, 2024	86.7%	79.7%	94.5%

RESIDENTIAL STATISTICS (unaudited)

		Vornado's Ownership Interest
	Number of Units	Number of Units	Occupancy Rate	Average Monthly Rent Per Unit
New York:
September 30, 2025	1,643	769	93.7%	$4,992
June 30, 2025	1,643	769	95.7%	4,879
December 31, 2024	1,642	769	96.6%	4,713
September 30, 2024	1,642	769	96.5%	4,689

GROUND LEASES (unaudited)
(Amounts in thousands, except square feet)

Property	Current Annual Rent at Share		Next Option Renewal Date	Fully Extended Lease Expiration	Rent Increases and Other Information
Consolidated:
New York:
The Farley Building (95% interest)	$4,750		None	2116	None.
PENN 1:
Land	15,000	(1)	2073	2098	Rent will reset to fair market value (“FMV”) in 2048. One 25-year renewal option at FMV.
Long Island Railroad Concourse Retail	1,379		2048	2098
Two 25-year renewal options. Base rent increases every 10 years, with the next rent increase in 2028, based on the increase in gross income reduced by the increase in real estate taxes and operating expenses. In addition, percentage rent is payable based on gross annual income above a specified threshold. Base and percentage rent are reduced by a rent credit calculated as a percentage of development costs funded by Vornado.

260 Eleventh Avenue	4,583		None	2114	Rent increases annually by the lesser of CPI or 1.5% compounded. We have a purchase option exercisable at a future date for $110,000 increased annually by the lesser of CPI or 1.5% compounded.
888 Seventh Avenue	3,350		2028	2067	Two 20-year renewal options at FMV.
330 West 34th Street - 65.2% ground leased	10,265		2051	2149	Two 30-year and one 39-year renewal option at FMV.
909 Third Avenue	1,600		2041	2063	One 22-year renewal option at current annual rent.
962 Third Avenue (the Annex building to 150 East 58th Street) - 50.0% ground leased	666		None	2118	Rent resets every 10 years to FMV.
Other:
Wayne Town Center	6,038		2035	2064	Two 10-year renewal options and one 9-year renewal option. Rent increases annually by the greater of CPI or 6%.
Annapolis	650		None	2042	Fixed rent increases to $750 per annum in 2032.
Unconsolidated:
Sunset Pier 94 Studios (49.9% interest)	449		2060	2110	Five 10-year renewal options. Fixed rent increases in 2028 and every five years thereafter. Beginning in September 2028, additional rent is payable in an amount equal to 6% of gross revenue less the base rent.
61 Ninth Avenue (45.1% interest)	3,890		None	2115	Rent increases every three years based on CPI, subject to a cap. In 2051, 2071 and 2096, rent resets based on the increase in the property's gross revenue net of real estate taxes, if greater than the CPI reset.
Flushing (Alexander's) (32.4% interest)	259		None	2037	10-year renewal option at 90% of FMV effective 2027 was exercised in March 2025. FMV to be determined.
________________________________
(1)Represents the rent reset amount finalized by the Panel on April 22, 2025. On July 21, 2025, the ground lessor filed a motion in New York County Supreme Court to vacate the Panel’s ground rent determination. On October 31, 2025, the court granted the ground lessor’s motion. We believe the motion is without merit and intend to appeal the court’s decision. Further, litigation is currently pending between the parties in New York County Supreme Court regarding a separate point relating to the matter. The court denied our motion to dismiss that action and we are appealing that decision. The Panel’s decision (which is subject to the aforementioned vacatur decision that we plan to appeal) provides that if the fee owner prevails in a final judgment in that litigation, the annual rent for the 25-year term will be $20,220, retroactive to June 17, 2023.

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)		Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK:
PENN District:
PENN 1
(ground leased through 2098)**										Cisco, Hartford Fire Insurance, Empire Healthchoice Assurance, Inc., United
										Healthcare Services, Inc., Siemens Mobility, WSP USA, Gusto Inc., Samsung,
-Office	100.0%	91.0%	$87.99		2,250,000	2,250,000	—			Canaccord Genuity LLC, Roivant Sciences Inc.
-Retail	100.0%	64.3%	232.45		303,000	303,000	—			Bank of America, Starbucks, Blue Bottle Coffee Inc., Shake Shack, Roberta’s,
	100.0%	87.9%	99.20	$219,200	2,553,000	2,553,000	—	$—		Anita La Mamma Del Gelato

PENN 2										Madison Square Garden, Major League Soccer LLC*, UMG Recordings, Inc.*
-Office	100.0%	67.1%	105.66		1,757,000	1,757,000	—			Verizon*, Pernod Ricard*, FGS Global*
-Retail	100.0%	62.9%	220.29		66,000	66,000	—			JPMorgan Chase
	100.0%	66.9%	109.55	133,300	1,823,000	1,823,000	—	575,000	(4)

The Farley Building (ground and building leased through 2116)**
-Office	95.0%	100.0%	119.55		730,000	730,000	—			Meta Platforms, Inc.
-Retail	95.0%	43.8%	318.53		116,000	116,000	—			Duane Reade, Magnolia Bakery, Starbucks, Birch Coffee, H&H Bagels,
	95.0%	92.4%	130.28	100,700	846,000	846,000	—	—		Avra Prime*

PENN 11
-Office	100.0%	100.0%	75.89		1,115,000	1,115,000	—			Apple Inc., Madison Square Garden, AMC Networks, Inc., Macy's
-Retail	100.0%	36.0%	233.64		39,000	39,000	—			PNC Bank National Association, Starbucks
	100.0%	97.9%	77.90	81,700	1,154,000	1,154,000	—	450,000

100 West 33rd Street
-Office	100.0%	87.4%	69.10		858,000	858,000	—			IPG and affiliates
-Retail	100.0%	—%	—		257,000	—	257,000
	100.0%	87.4%	69.10	51,200	1,115,000	858,000	257,000	480,000

330 West 34th Street
(65.2% ground leased through 2149)**
-Office	100.0%	76.9%	82.62		702,000	702,000	—			Structure Tone, Deutsch, Inc., HomeAdvisor, Inc., WeWork
-Retail	100.0%	85.5%	114.17		24,000	24,000	—			Starbucks
	100.0%	77.1%	83.58	45,300	726,000	726,000	—	100,000	(5)

435 Seventh Avenue
-Retail	100.0%	100.0%	—	—	43,000	43,000	—	75,000

7 West 34th Street
-Office	53.0%	100.0%	83.42		458,000	458,000	—			Amazon
-Retail	53.0%	89.6%	338.11		19,000	19,000	—			Amazon, Lindt
	53.0%	99.6%	93.10	43,400	477,000	477,000	—	300,000

431 Seventh Avenue
-Retail	100.0%	100.0%	265.93	600	9,000	9,000	—	—		Essen

138-142 West 32nd Street
-Retail	100.0%	80.3%	134.83	500	8,000	8,000	—	—

150 West 34th Street
-Retail	100.0%	100.0%	63.48	5,000	79,000	79,000	—	75,000		Primark

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)		Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property						Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
PENN District (Continued):
137 West 33rd Street
-Retail	100.0%	100.0%	$96.32		$300	3,000	3,000	—	$—	Celtic Rail

131-135 West 33rd Street
-Retail	100.0%	100.0%	65.65		1,500	22,000	22,000	—	—	The Five Hats Club (BSE Global)*

Other (3 buildings)
-Retail	100.0%	100.0%	159.20		2,100	16,000	16,000	—	—

Total PENN District					684,800	8,874,000	8,617,000	257,000	2,055,000

Midtown East:
909 Third Avenue
(ground leased through 2063)**										IPG and affiliates, AbbVie Inc., United States Post Office,
-Office	100.0%	74.6%	69.16	(6)	55,600	1,353,000	1,353,000	—	350,000	Morrison Cohen LLP, Alix Partners*

150 East 58th Street(7)
-Office	100.0%	81.6%	82.22			541,000	541,000	—		Castle Harlan, Tournesol Realty LLC (Peter Marino)
-Retail	100.0%	100.0%	94.88			3,000	3,000	—
	100.0%	81.7%	82.29		36,400	544,000	544,000	—	—

715 Lexington Avenue
-Retail	100.0%	100.0%	202.59		4,400	22,000	22,000	—	—	Orangetheory Fitness, Casper, Santander Bank, Blu Dot

966 Third Avenue
-Retail	100.0%	100.0%	112.60		800	7,000	7,000	—	—	McDonald's

968 Third Avenue
-Retail	50.0%	100.0%	194.16		1,300	7,000	7,000	—	—	Wells Fargo

Total Midtown East					98,500	1,933,000	1,933,000	—	350,000

Midtown West:
888 Seventh Avenue
(ground leased through 2067)**										Lone Star US Acquisitions LLC, Top-New York, Inc.,
-Office	100.0%	84.2%	100.17			873,000	873,000	—		Vornado Executive Headquarters, United Talent Agency
-Retail	100.0%	100.0%	261.40			15,000	15,000	—		Redeye Grill L.P.
	100.0%	84.4%	101.87		76,400	888,000	888,000	—	247,373

50 West 57th Street
-Office	50.0%	97.1%	66.63			69,000	69,000	—
-Retail	50.0%	—%	—			10,000	10,000	—
	50.0%	88.3%	66.63		4,400	79,000	79,000	—	—

825 Seventh Avenue
-Office	50.0%	79.6%	43.99			169,000	169,000	—	54,000	Young Adult Institute Inc., New Alternatives for Children, Inc.
-Retail	100.0%	100.0%	168.52			4,000	4,000	—	—	Venchi
		80.1%	47.61		6,500	173,000	173,000	—	54,000

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)		Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown West (Continued):
Sunset Pier 94 Studios (ground and building leased through 2110)**
‘-Studio	49.9%	—	$—	$—	266,000	—	266,000	$120,934

Total Midtown West				87,300	1,406,000	1,140,000	266,000	422,307

Park Avenue:
280 Park Avenue										Elliott Investment Management L.P., PJT Partners Holdings, GIC Inc.,
-Office	50.0%	95.2%	124.13		1,238,000	1,238,000	—			Wells Fargo, Investcorp International Inc., Sagard Capital Partners*
-Retail	50.0%	100.0%	58.55		29,000	29,000	—			Starbucks, Fasano Restaurant
	50.0%	95.3%	122.59	147,100	1,267,000	1,267,000	—	1,075,000

350 Park Avenue
-Office	100.0%	100.0%	106.75	62,500	585,000	585,000	—	400,000		Citadel

Total Park Avenue				209,600	1,852,000	1,852,000	—	1,475,000

Grand Central:
90 Park Avenue										Alston & Bird, PwC, MassMutual, Glencore*,
-Office	100.0%	97.3%	83.83		938,000	938,000	—			Factset Research Systems Inc., Foley & Lardner
-Retail	100.0%	96.0%	176.92		17,000	17,000	—			Citibank, Starbucks
Total Grand Central	100.0%	97.3%	85.39	76,600	955,000	955,000	—	—

Madison/Fifth:
623 Fifth Avenue
	100.0%	—	—	—	383,000	—	383,000	145,420	(4)

640 Fifth Avenue										Fidelity Investments, Abbott Capital Management, The Klein Company,
-Office	52.0%	91.5%	110.63		246,000	246,000	—			Avolon Aerospace, Houlihan Lokey Advisors Parent, Inc.
-Retail	52.0%	100.0%	1,118.60		69,000	69,000	—			Victoria's Secret, Dyson
	52.0%	92.8%	275.35	76,800	315,000	315,000	—	391,833

666 Fifth Avenue
-Retail	52.0%	100.0%	1,090.54	14,400	24,000	24,000	—	—		Abercrombie & Fitch, Tissot

595 Madison Avenue										LVMH Moet Hennessy Louis Vuitton Inc.,
-Office	100.0%	86.8%	80.63		299,000	299,000	—			Albea Beauty Solutions, Aerin LLC
-Retail	100.0%	100.0%	760.61		30,000	30,000	—			Fendi, Berluti, Christofle Silver Inc.
	100.0%	87.7%	129.98	38,700	329,000	329,000	—	—

689 Fifth Avenue
-Office	52.0%	94.6%	95.61		81,000	81,000	—			Yamaha Artist Services Inc., Brunello Cucinelli USA Inc.
-Retail	52.0%	100.0%	593.51		16,000	16,000	—			Canada Goose
	52.0%	95.2%	157.13	16,100	97,000	97,000	—	—

655 Fifth Avenue
-Retail	50.0%	100.0%	286.19	16,500	57,000	57,000	—	—		Ferragamo

697-703 Fifth Avenue
-Retail	44.8%	100.0%	3,207.00	32,200	27,000	27,000	—	356,465		Swatch Group USA, Harry Winston

Total Madison/Fifth				194,700	1,232,000	849,000	383,000	893,718

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Midtown South:
770 Broadway
-Office	100.0%	100.0%	(8)	(8)	1,091,000	1,091,000	—		New York University
-Retail	100.0%	100.0%	74.61	6,400	92,000	92,000	—		Wegmans Food Markets
	100.0%	100.0%			1,183,000	1,183,000	—	—

One Park Avenue
									New York University, BMG Rights Management LLC,
-Office	100.0%	93.9%	72.91		867,000	867,000	—		Robert A.M. Stern Architect
-Retail	100.0%	90.1%	83.16		78,000	78,000	—		Bank of Baroda, Citibank, Equinox
	100.0%	93.6%	73.72	63,900	945,000	945,000	—	525,000

4 Union Square South
-Retail	100.0%	100.0%	133.32	27,200	204,000	204,000	—	120,000	Burlington, Whole Foods Market, DSW, Sephora

Total Midtown South				97,500	2,332,000	2,332,000	—	645,000

Rockefeller Center:
1290 Avenue of the Americas									Hachette Book Group Inc., Bryan Cave LLP,
									Neuberger Berman Group LLC, Cushman & Wakefield,
									Columbia University, Selendy Gay PLLC,
-Office	70.0%	87.1%	90.91		2,008,000	2,008,000	—		Fubotv Inc, LinkLaters, King & Spalding, Oaktree Capital*
-Retail	70.0%	99.4%	212.96		90,000	90,000	—		Duane Reade, JPMorgan Chase Bank, Starbucks
Total Rockefeller Center	70.0%	87.5%	95.37	180,600	2,098,000	2,098,000	—	950,000

SoHo:
606 Broadway (19 East Houston Street)
-Office	50.0%	13.4%	120.00		30,000	30,000	—
-Retail	50.0%	100.0%	726.44		6,000	6,000	—		HSBC, Harman International
	50.0%	24.8%	441.61	3,900	36,000	36,000	—	74,119

304-306 Canal Street
-Retail	100.0%	100.0%	62.75	300	4,000	4,000	—	—	Stellar Works

334 Canal Street
-Retail	100.0%	—	—		4,000	—	4,000
-Residential	100.0%	—			5,000	—	5,000
	100.0%			—	9,000	—	9,000	—

Total SoHo				4,200	49,000	40,000	9,000	74,119

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Times Square:
1540 Broadway
-Retail	52.0%	20.8%	$487.58	$16,500	161,000	161,000	—	$—	U.S. Polo, Disney, Pop Mart*

1535 Broadway
-Retail	52.0%	100.0%	1,130.71		45,000	45,000	—		T-Mobile, Swatch Group USA, Levi's, Sephora, Anita La Mamma Del Gelato
-Theatre	52.0%	100.0%	21.55		62,000	62,000	—		Nederlander-Marquis Theatre
	52.0%	100.0%	438.25	43,400	107,000	107,000	—	450,000

Total Times Square				59,900	268,000	268,000	—	450,000

Upper East Side:
1131 Third Avenue
-Retail	100.0%	63.7%	215.95	3,100	23,000	23,000	—	—	Crunch LLC, J.Jill

40 East 66th Street
-Residential (3 units)	100.0%	100.0%			10,000	10,000	—	—

Total Upper East Side				3,100	33,000	33,000	—	—

Chelsea/Meatpacking District:
260 Eleventh Avenue
(ground leased through 2114)**
-Office	100.0%	100.0%	49.58	10,400	209,000	209,000	—	—	The City of New York

85 Tenth Avenue									Google, Telehouse International Corp.,
-Office	49.9%	89.9%	95.42		598,000	598,000	—		Clear Secure, Inc., Shopify
-Retail	49.9%	76.3%	96.01		43,000	43,000	—		Verde
	49.9%	89.1%	95.45	54,200	641,000	641,000	—	625,000

537 West 26th Street
-Retail	100.0%	100.0%	134.23	2,300	17,000	17,000	—	—

61 Ninth Avenue (2 buildings)
(ground leased through 2115)**
-Office	45.1%	100.0%	148.02		171,000	171,000	—		Aetna Life Insurance Company, Apple Inc.
-Retail	45.1%	100.0%	407.48		23,000	23,000	—		Starbucks
	45.1%	100.0%	165.08	34,400	194,000	194,000	—	167,500

Total Chelsea/Meatpacking District				101,300	1,061,000	1,061,000	—	792,500

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy		Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property						Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
Tribeca:
Independence Plaza
-Residential (1,328 units)	50.1%	93.1%				1,186,000	1,186,000	—
-Retail	50.1%	65.3%		$97.38		72,000	72,000	—		Duane Reade
	50.1%				$5,200	1,258,000	1,258,000	—	$675,000

339 Greenwich Street
-Retail	100.0%	100.0%		154.75	700	9,000	9,000	—	—	Paper Moon*

Total Tribeca					5,900	1,267,000	1,267,000	—	675,000
New Jersey:
Paramus
-Office	100.0%	85.6%		25.52	2,700	129,000	129,000	—	—	Vornado's Administrative Headquarters

Properties to be Developed:
Hotel Pennsylvania site (PENN 15)
-Land	100.0%	—		—	—	—	—	—	—

57th Street
-Land	50.0%	—		—	—	—	—	—	—

Eighth Avenue and 34th Street
-Land	100.0%	—		—	—	—	—	—	—

New York Office:

Total		88.7%		$86.24	$1,434,900	20,014,000	19,365,000	649,000	$6,957,060

Vornado's Ownership Interest		88.4%		$83.83	$1,230,300	17,720,000	17,204,000	516,000	$5,247,577

New York Retail:

Total		78.1%	(9)	$269.01	$381,000	2,274,000	2,013,000	261,000	$1,150,584

Vornado's Ownership Interest		79.2%	(9)	$229.26	$269,700	1,912,000	1,651,000	261,000	$700,638

New York Residential:

Total		93.9%				1,201,000	1,196,000	5,000	$675,000

Vornado's Ownership Interest		93.7%				609,000	604,000	5,000	$338,175

NEW YORK SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
NEW YORK (Continued):
ALEXANDER'S, INC.:

731 Lexington Avenue, Manhattan
-Office	32.4%	100.0%	$145.66		952,000	952,000	—	$400,000	Bloomberg L.P.
-Retail	32.4%	27.2%	397.46		128,000	128,000	—	300,000	Hutong, Capital One
	32.4%	91.7%	154.16	$150,500	1,080,000	1,080,000	—	700,000

Rego Park I, Queens (4.8 acres)	32.4%	—%	—	—	338,000	—	338,000	—

Rego Park II (adjacent to Rego Park I),
Queens (6.6 acres)	32.4%	99.3%	75.35	43,900	615,000	579,000	36,000	199,355	Costco, Kohl's, TJ Maxx, Best Buy, Marshalls, DSW*, Burlington

Flushing, Queens (1.0 acre ground leased through 2037)	32.4%	100.0%	33.47	5,600	167,000	167,000	—	—	New World Mall LLC

The Alexander Apartment Tower,
Rego Park, Queens, NY
-Residential (312 units)	32.4%	97.1%			255,000	255,000	—	94,000

Total Alexander's	32.4%	94.9%	116.15	200,000	2,455,000	2,081,000	374,000	993,355

Total New York		88.0%	$100.90	$2,006,700	25,944,000	24,655,000	1,289,000	$9,775,999

Vornado's Ownership Interest		87.5%	$94.49	$1,605,400	21,036,000	20,133,000	903,000	$6,608,237
________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot and average occupancy percentage for office properties excludes garages and de minimis amounts of storage space. Weighted average escalated annual rent per square foot for retail excludes non-selling space.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rent at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents contractual debt obligations.
(4)Secured amount outstanding on revolving credit facilities.
(5)Amount represents debt on land which is owned 34.8% by Vornado.
(6)Excludes US Post Office lease for 492,000 square feet.
(7)Includes 962 Third Avenue (the Annex building to 150 East 58th Street) 50.0% ground leased through 2118**.
(8)Master leased to NYU for a 70-year term, square feet includes storage space. See page 5 for details.
(9)Reflects the impact of the 100 West 33rd Street retail space coming out of service during the third quarter of 2025.

OTHER SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)	Major Tenants
Property					Total Property	In Service	Under Development or Not Available for Lease
THE MART:
THE MART, Chicago
									Motorola Mobility (guaranteed by Google), Avant LLC,
									AAR Corp*, The Chartis Group LLC*, Paypal, Inc., ConAgra Foods Inc.,
									Allscripts Healthcare, Clear Channel Outdoor LLC, IPG and affiliates
									Government Employees Insurance Company, Medline Industries, Inc,
-Office	100.0%	88.1%	$47.70	$90,500	2,123,000	2,123,000	—		Innovation Development Institute, Inc., Allstate Insurance Company
-Showroom/Trade show	100.0%	70.3%	56.31	57,700	1,486,000	1,486,000	—		Holly Hunt Ltd., Baker Interiors Group, Ltd.
-Retail	100.0%	79.6%	47.60	2,900	82,000	82,000	—
	100.0%	80.7%	50.69	151,100	3,691,000	3,691,000	—	$—

Other (1 property)	50.0%	100.0%	70.23	300	4,000	4,000	—	18,236
Total THE MART, Chicago				151,400	3,695,000	3,695,000	—	18,236

Property to be Developed:
527 West Kinzie, Chicago	100.0%	—	—	—	—	—	—	—

Total THE MART		80.8%	$50.72	$151,400	3,695,000	3,695,000	—	$18,236

Vornado's Ownership Interest		80.7%	$50.71	$151,300	3,693,000	3,693,000	—	$9,118

555 California Street:
555 California Street	70.0%	96.6%	$106.91	$152,900	1,509,000	1,509,000	—	$1,200,000	Bank of America, N.A., Dodge & Cox, Goldman Sachs & Co.,
									Jones Day, Kirkland & Ellis LLP, Morgan Stanley & Co. Inc.,
									McKinsey & Company Inc., UBS Financial Services,
									KKR Financial, Microsoft Corporation,
									Fenwick & West LLP, Sidley Austin

315 Montgomery Street	70.0%	93.6%	87.80	19,100	236,000	236,000	—	—	Bank of America, N.A., Regus, Ripple Labs Inc., Blue Shield, Lending Home Corporation

345 Montgomery Street	70.0%	100%	57.18	4,300	76,000	76,000	—	—	Wharton School of the University of Pennsylvania*

Total 555 California Street		96.3%	$102.33	$176,300	1,821,000	1,821,000	—	$1,200,000

Vornado's Ownership Interest		96.3%	$102.33	$123,400	1,274,000	1,274,000	—	$840,000

________________________________
*    Lease not yet commenced.
**    Term assumes all renewal options exercised, if applicable.
(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent and garages.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rent at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents the contractual debt obligations.

OTHER SEGMENT
PROPERTY TABLE
(Annualized escalated rent amounts in thousands)	% Ownership	% Occupancy	Weighted Average Escalated Annual Rent PSF(1)	Annualized Escalated Rent(2)	Square Feet			Encumbrances (non-GAAP) (in thousands)(3)		Major Tenants
Property					Total Property		Under Development or Not Available for Lease
						In Service
OTHER:
Virginia:
Rosslyn Plaza
-Office - 4 buildings	46.2%	22.5%	$52.48		736,000	432,000	304,000			Nathan Associates
-Residential - 2 buildings (197 units)	43.7%	95.4%			253,000	253,000	—
	45.6%			$4,900	989,000	685,000	304,000	$25,000

Fashion Centre Mall / Washington Tower
-Office	7.5%	75.0%	58.35		170,000	170,000	—	42,300		The Rand Corporation
-Retail	7.5%	97.0%	37.96		868,000	868,000	—	412,700		Macy's, Nordstrom
	7.5%	93.4%	40.64	50,500	1,038,000	1,038,000	—	455,000

New Jersey:
Wayne Town Center, Wayne (ground leased through 2064)**	100.0%	100.0%	28.99	13,400	690,000	686,000	4,000	—		Costco, Dick's Sporting Goods,
										Nordstrom Rack, UFC FIT

Atlantic City (11.3 acres ground leased through 2070 to VICI Properties for a portion of the Borgata Hotel and Casino complex)	100.0%	100.0%	—	8,100	—	—	—	—		VICI Properties (ground lessee)

Maryland:
Annapolis (ground and building leased through 2042)**	100.0%	100.0%	11.70	1,400	128,000	128,000	—	—		The Home Depot

New York:
650 Madison Avenue										Sotheby's International Realty, Inc., BC Partners Inc.,
-Office	20.1%	73.8%	101.71		563,000	563,000	—			Polo Ralph Lauren, Willett Advisors LLC (Bloomberg Philanthropies)
-Retail	20.1%	95.7%	1,081.41		38,000	38,000	—			Moncler USA Inc., Tod's, Celine, Balmain
	20.1%	74.7%	154.22	66,400	601,000	601,000	—	—	(4)

Total Other		80.9%	$58.62	$144,700	3,446,000	3,138,000	308,000	$480,000

Vornado's Ownership Interest		84.3%	$39.08	$42,400	1,467,000	1,323,000	144,000	$46,728
________________________________
**    Term assumes all renewal options exercised, if applicable.

(1)Weighted average escalated annual rent per square foot excludes ground rent, storage rent, garages and residential.
(2)Represents monthly contractual base rent before free rent plus tenant reimbursements multiplied by 12. Annualized escalated rent at share include leases signed but not yet commenced in place of current tenants or vacancy in the same space. Includes rent from storage and other non-selling space and excludes rent from residential units.
(3)Represents the contractual debt obligations.
(4)Excludes our 20.1% pro rata share of the $800,000 650 Madison non-recourse mortgage loan, which is currently in default. In 2022, our investment was written down to zero and we no longer record our share of net income (loss) from this investment.

INVESTOR INFORMATION

Corporate Officers:
Steven Roth	Chairman of the Board and Chief Executive Officer
Michael J. Franco	President and Chief Financial Officer
Glen J. Weiss	Executive Vice President - Office Leasing - Co-Head of Real Estate
Barry S. Langer	Executive Vice President - Development - Co-Head of Real Estate
Haim Chera	Executive Vice President - Head of Retail
Thomas J. Sanelli	Executive Vice President - Finance and Chief Administrative Officer

RESEARCH COVERAGE

Jeff Spector/Jana Galan	Steve Sakwa	Vikram Malhotra
Bank of America/BofA Securities	Evercore ISI	Mizuho Securities (USA) Inc.
646-855-1363/646-855-3081	212-446-9462	212-282-3827

Brendan Lynch	Caitlin Burrows	Ronald Kamdem
Barclays Capital	Goldman Sachs	Morgan Stanley
212-526-9428	212-902-4736	212-296-8319

John P. Kim	Dylan Burzinski	Alexander Goldfarb/Connor Mitchell
BMO Capital Markets	Green Street Advisors	Piper Sandler
212-885-4115	949-640-8780	212-466-7937/203-861-7615

Nicholas Joseph/Seth Bergey	Anthony Paolone/Ray Zhong	Nicholas Yulico
Citi	JP Morgan	Scotia Capital (USA) Inc
212-816-1909/212-816-2066	212-622-6682/212-622-5411	212-225-6904

Kenneth Billingsley	Mark Streeter/Ian Snyder	Michael Lewis
Compass Point	JP Morgan Fixed Income	Truist Securities
202-534-1393	212-834-5086/212-834-3798	212-319-5659

Floris van Dijkum
Ladenburg Thalmann
212-409-2075

Research Coverage - is provided as a service to interested parties and not as an endorsement of any report, or representation as to the accuracy of any information contained therein. Opinions, forecasts and other forward-looking statements expressed in analysts' reports are subject to change without notice.

APPENDIX
DEFINITIONS AND NON-GAAP RECONCILIATIONS

FINANCIAL SUPPLEMENT DEFINITIONS
The financial supplement includes various non-GAAP financial measures. Descriptions of these non-GAAP measures are provided below. Reconciliations of these non-GAAP measures to the most directly comparable GAAP measures are provided on the following pages.
Net Operating Income ("NOI") at Share and NOI at Share - Cash Basis - NOI at share represents total revenues less operating expenses including our share of partially owned entities. NOI at share - cash basis represents NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, accruals for ground rent resets yet to be determined, and other non-cash adjustments. We consider NOI at share to be the primary non-GAAP financial measure for making decisions and assessing the unlevered performance of our segments as it relates to the total return on assets as opposed to the levered return on equity. As properties are bought and sold based on NOI at share - cash basis, we utilize this measure to make investment decisions as well as to compare the performance of our assets to that of our peers. NOI at share and NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Same Store NOI at Share and Same Store NOI at Share - Cash Basis - Same store NOI at share represents NOI at share from operations which are in service in both the current and prior year reporting periods. Same store NOI at share - cash basis is same store NOI at share adjusted to exclude straight-line rental income and expense, amortization of acquired below and above market leases, accruals for ground rent resets yet to be determined, and other non-cash adjustments. We use these non-GAAP measures to (i) facilitate meaningful comparisons of the operational performance of our properties and segments, (ii) make decisions on whether to buy, sell or refinance properties, and (iii) compare the performance of our properties and segments to those of our peers. Same store NOI at share and same store NOI at share - cash basis should not be considered alternatives to net income or cash flow from operations and may not be comparable to similarly titled measures employed by other companies.
Funds From Operations ("FFO") - FFO is computed in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude net gains from sales of certain real estate assets, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity, depreciation and amortization expense from real estate assets and other specified items, including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO and FFO per diluted share are non-GAAP financial measures used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers because it excludes the effect of real estate depreciation and amortization and net gains on sales, which are based on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions. FFO does not represent cash generated from operating activities and is not necessarily indicative of cash available to fund cash requirements and should not be considered as an alternative to net income as a performance measure or cash flow as a liquidity measure. FFO may not be comparable to similarly titled measures employed by other companies.
Funds Available For Distribution ("FAD") - FAD is defined as FFO less (i) cash basis recurring tenant improvements, leasing commissions and capital expenditures, (ii) straight-line rents and amortization of acquired below-market leases, net, and (iii) other non-cash income, plus (iv) other non-cash charges. FAD is a non-GAAP financial measure that is not intended to represent cash flow and is not indicative of cash flow provided by operating activities as determined in accordance with GAAP. FAD is presented solely as a supplemental disclosure that management believes provides useful information regarding the Company's ability to fund its dividends.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") - EBITDAre (i.e., EBITDA for real estate companies) is a non-GAAP financial measure established by NAREIT, which may not be comparable to EBITDA reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition. NAREIT defines EBITDAre as GAAP net income or loss, plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property including losses and gains on change of control, plus impairment write-downs of depreciated property and of investments in unconsolidated entities caused by a decrease in value of depreciated property in the joint venture, plus adjustments to reflect the entity's share of EBITDA of unconsolidated entities. The Company has included EBITDAre because it is a performance measure used by other REITs and therefore may provide useful information to investors in comparing Vornado's performance to that of other REITs.
Net Debt to EBITDAre, as adjusted - Net debt to EBITDAre, as adjusted represents the ratio of net debt to annualized EBITDAre, as adjusted. Net debt is calculated as (i) the Company’s consolidated debt less noncontrolling interests’ share of consolidated debt plus the Company’s pro rata share of debt of unconsolidated entities less (ii) the Company’s consolidated cash and cash equivalents, cash held in escrow and investments in U.S. Treasury bills less noncontrolling interests’ share of these amounts, plus the Company’s pro rata share of these amounts for unconsolidated entities. Cash held in escrow represents cash escrowed under loan agreements including for debt service, real estate taxes, property insurance, and capital improvements, and the Company is not able to direct the use of this cash. The availability of cash and cash equivalents for use in debt reduction cannot be assumed, as the Company may use its cash and cash equivalents for other purposes. Further, the Company may not be able to direct the use of its pro rata share of cash and cash equivalents of unconsolidated entities. The Company discloses net debt to EBITDAre, as adjusted because management believes it is useful to investors as a supplemental measure in evaluating the Company’s balance sheet leverage. Net debt to EBITDAre, as adjusted may not be comparable to similarly titled measures employed by other companies.
- i -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Reconciliation of net income (loss) attributable to common shareholders to FFO attributable to common shareholders plus assumed conversions (non-GAAP):
Net income (loss) attributable to common shareholders	$11,589	$743,819	$86,842	$1,203	$(19,154)
Per diluted share	$0.06	$3.70	$0.43	$0.01	$(0.10)

FFO adjustments:
Depreciation and amortization of real property	$103,617	$103,142	$104,257	$101,824	$103,190
Change in fair value of marketable securities	(1,719)	—	—	—	—
Gain on sales-type lease	—	(803,248)	—	—	—
Real estate impairment losses	—	542	—	—	—
Our share of partially owned entities:
Depreciation and amortization of real property	23,302	24,107	24,525	23,483	25,091
Net gains on sale of real estate	(11,002)	(2,527)	(77,008)	—	—
FFO adjustments, net	114,198	(677,984)	51,774	125,307	128,281
Impact of assumed conversion of dilutive convertible securities	385	385	310	358	385
Noncontrolling interests' share of above adjustments on a dilutive basis	(8,800)	54,708	(3,887)	(9,783)	(10,256)
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	117,372	120,928	135,039	117,085	99,256
Add back of FFO allocated to noncontrolling interests of the Operating Partnership	9,807	10,127	11,747	9,890	8,537
FFO attributable to Class A unitholders (non-GAAP)	$127,179	$131,055	$146,786	$126,975	$107,793
FFO per diluted share (non-GAAP)	$0.58	$0.60	$0.67	$0.58	$0.50

- ii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS, AS ADJUSTED (unaudited)
(Amounts in thousands, except per share amounts)
	For the Three Months Ended
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
FFO attributable to common shareholders plus assumed conversions (non-GAAP)	$117,372	$120,928	$135,039	$117,085	$99,256
Per diluted share (non-GAAP)	$0.58	$0.60	$0.67	$0.58	$0.50

Certain expense (income) items that impact FFO attributable to common shareholders plus assumed conversions:
Deferred tax liability on our investment in the Farley Building (held through a taxable REIT subsidiary)	$3,586	$3,337	$3,205	$3,456	$4,164
After-tax net gain on sale of 220 Central Park South ("220 CPS") condominium units and ancillary amenities	—	—	(11,028)	—	—
Gain on sale of Canal Street condominium units	—	(8,362)	(1,975)	—	—
Other	(6,661)	(3,217)	240	2,104	(365)
	(3,075)	(8,242)	(9,558)	5,560	3,799
Noncontrolling interests' share of above adjustments on a dilutive basis	238	638	764	(433)	(300)
Total of certain (income) expense items that impact FFO attributable to common shareholders plus assumed conversions, net	$(2,837)	$(7,604)	$(8,794)	$5,127	$3,499

FFO attributable to common shareholders plus assumed conversions, as adjusted (non-GAAP)	$114,535	$113,324	$126,245	$122,212	$102,755
Per diluted share (non-GAAP)	$0.57	$0.56	$0.63	$0.61	$0.52

- iii -

NON-GAAP RECONCILIATIONS RECONCILIATION OF FFO ATTRIBUTABLE TO COMMON SHAREHOLDERS PLUS ASSUMED CONVERSIONS TO FAD (unaudited)
(Amounts in thousands)
		For the Three Months Ended
		September 30, 2025		June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
FFO attributable to common shareholders, plus assumed conversions	(A)	$117,372		$120,928	$135,039	$117,085	$99,256

Adjustments to arrive at FAD (at Vornado's share):
Certain items that impact FAD		(3,320)		(8,242)	(9,558)	5,560	3,799
Recurring tenant improvements, leasing commissions and other capital expenditures		(52,376)		(104,203)	(48,071)	(55,350)	(55,038)
Stock-based compensation expense		5,573		7,519	6,022	7,359	6,544
Amortization of debt issuance costs and other non-cash interest expense		10,242		10,638	12,089	13,280	14,493
Personal property depreciation		2,239		1,564	1,526	1,532	1,917
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net and other		(30,746)		(45,954)	(23,919)	(8,378)	6,807
Noncontrolling interests in the Operating Partnership's share of above adjustments		5,634		11,119	5,139	2,946	1,769
FAD adjustments, net	(B)	(62,754)		(127,559)	(56,772)	(33,051)	(19,709)

FAD (non-GAAP)	(A+B)	$54,618		$(6,631)	$78,267	$84,034	$79,547

FAD payout ratio		N/A	(1)	N/A	N/A	180.5%	N/A
________________________________
(1)For 2025, we anticipate continuing our recent common share dividend policy of paying one common share dividend in December, subject to approval by our Board of Trustees.

- iv -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO EBITDAre (unaudited) TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)

	For the Three Months Ended
	September 30, 2025	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024
Reconciliation of net income (loss) to EBITDAre (non-GAAP):
Net income (loss)	$19,239	$813,227	$99,824	$5,758	$(19,468)
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	8,912	10,981	10,433	11,107	14,152
Net income (loss) attributable to the Operating Partnership	28,151	824,208	110,257	16,865	(5,316)
EBITDAre adjustments at share:
Depreciation and amortization expense	129,158	128,813	130,308	126,839	130,198
Interest and debt expense	112,624	115,171	117,891	121,875	125,737
Income tax (benefit) expense	(5,233)	4,295	7,414	5,381	5,056
Real estate impairment losses	—	542	—	—	—
Gain on sales-type lease	—	(803,248)	—	—	—
Net gains on sale of real estate	(11,002)	(2,527)	(77,008)	—	—
EBITDAre at share	253,698	267,254	288,862	270,960	255,675
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	14,046	11,301	11,314	10,819	9,574
EBITDAre (non-GAAP)	267,744	278,555	300,176	281,779	265,249

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(14,046)	(11,301)	(11,314)	(10,819)	(9,574)

Certain (income) expense items that impact EBITDAre:
Gain on sale of Canal Street condominium units	—	(8,362)	(1,975)	—	—
Gain on sale of 220 CPS condominium units and ancillary amenities	—	—	(13,576)	—	—
Other	60	(1,309)	386	1,732	(737)
Total of certain (income) expense items that impact EBITDAre	60	(9,671)	(15,165)	1,732	(737)

EBITDAre, as adjusted (non-GAAP)	$253,758	$257,583	$273,697	$272,692	$254,938

- v -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO EBITDAre (unaudited) TO EBITDAre, AS ADJUSTED (unaudited)
(Amounts in thousands)

	For the Trailing Twelve Months Ended	For the Year Ended December 31,
	September 30, 2025	2024	2023	2022
Reconciliation of net income (loss) to EBITDAre (non-GAAP):
Net income (loss)	$938,048	$20,116	$32,888	$(382,612)
Less net loss attributable to noncontrolling interests in consolidated subsidiaries	41,433	51,131	75,967	5,737
Net income (loss) attributable to the Operating Partnership	979,481	71,247	108,855	(376,875)
EBITDAre adjustments at share:
Depreciation and amortization expense	515,118	507,210	499,357	593,322
Interest and debt expense	467,561	458,100	458,400	362,321
Income tax expense	11,857	23,445	30,465	23,404
Real estate impairment losses	542	—	73,289	595,488
Gain on sales-type lease	(803,248)	—	—	—
Net gains on sale of real estate	(90,537)	(873)	(72,955)	(58,920)
EBITDAre at share	1,080,774	1,059,129	1,097,411	1,138,740
EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	47,480	42,125	39,405	71,786
EBITDAre (non-GAAP)	1,128,254	1,101,254	1,136,816	1,210,526

EBITDAre attributable to noncontrolling interests in consolidated subsidiaries	(47,480)	(42,125)	(39,405)	(71,786)

Certain (income) expense items that impact EBITDAre:
Gain on sale of 220 CPS condominium units and ancillary amenities	(13,576)	(15,175)	(14,127)	(41,874)
Gain on sale of Canal Street condominium units	(10,337)	—	—	—
Other	869	5,366	(1,952)	(6,302)
Total of certain (income) expense items that impact EBITDAre	(23,044)	(9,809)	(16,079)	(48,176)

EBITDAre, as adjusted (non-GAAP)	$1,057,730	$1,049,320	$1,081,332	$1,090,564

- vi -

NON-GAAP RECONCILIATIONS RECONCILIATION OF NET INCOME (LOSS) TO NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended			For the Nine Months Ended September 30,
	September 30,		June 30, 2025
	2025	2024		2025	2024
Net income (loss)	$19,239	$(19,468)	$813,227	$932,290	$14,358
Depreciation and amortization expense	117,122	116,006	115,574	348,851	334,439
General and administrative expense	37,490	35,511	39,978	116,065	111,883
Transaction related costs and other	3,563	(113)	721	4,327	3,901
Income from partially owned entities	(21,940)	(18,229)	(16,671)	(135,588)	(82,457)
Interest and other investment income, net	(22,413)	(12,391)	(11,056)	(41,730)	(34,626)
Interest and debt expense	84,459	100,907	87,929	268,204	289,786
Gain on sales-type lease	—	—	(803,248)	(803,248)	—
Net gains on disposition of wholly owned and partially owned assets	—	—	(8,488)	(24,039)	(16,048)
Income tax (benefit) expense	(5,589)	4,883	4,123	5,727	16,907
NOI from partially owned entities	64,884	67,292	66,227	198,222	205,959
NOI attributable to noncontrolling interests in consolidated subsidiaries	(10,139)	(8,907)	(10,643)	(31,442)	(29,316)
NOI at share	266,676	265,491	277,673	837,639	814,786
Non-cash adjustments for straight-line rents, amortization of acquired below-market leases, net, and other	(30,746)	6,807	(45,954)	(100,619)	4,715
NOI at share - cash basis	$235,930	$272,298	$231,719	$737,020	$819,501
- vii -

NON-GAAP RECONCILIATIONS COMPONENTS OF NET OPERATING INCOME AT SHARE AND NET OPERATING INCOME AT SHARE - CASH BASIS (unaudited)
(Amounts in thousands)

	For the Three Months Ended September 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
New York	$367,340	$362,483	$(198,430)	$(194,927)	$168,910	$167,556	$(21,750)	$9,437	$147,160	$176,993
Other	86,360	80,772	(43,339)	(41,222)	43,021	39,550	(1,288)	4,437	41,733	43,987
Noncontrolling interests' share in consolidated subsidiaries	(52,553)	(51,121)	42,414	42,214	(10,139)	(8,907)	(2,483)	(6,708)	(12,622)	(15,615)
Our share of partially owned entities	113,541	116,720	(48,657)	(49,428)	64,884	67,292	(5,225)	(359)	59,659	66,933
Vornado's share	$514,688	$508,854	$(248,012)	$(243,363)	$266,676	$265,491	$(30,746)	$6,807	$235,930	$272,298

	For the Three Months Ended June 30, 2025
	Total Revenues	Operating Expenses	NOI	Non-cash Adjustments(1)	NOI - cash basis
New York	$358,167	$(188,402)	$169,765	$(39,212)	$130,553
Other	83,270	(30,946)	52,324	2,705	55,029
Noncontrolling interests' share in consolidated subsidiaries	(51,815)	41,172	(10,643)	(4,830)	(15,473)
Our share of partially owned entities	114,795	(48,568)	66,227	(4,617)	61,610
Vornado's share	$504,417	$(226,744)	$277,673	$(45,954)	$231,719

	For the Nine Months Ended September 30,
	Total Revenues		Operating Expenses		NOI		Non-cash Adjustments(1)		NOI - cash basis
	2025	2024	2025	2024	2025	2024	2025	2024	2025	2024
New York	$1,101,713	$1,088,295	$(570,472)	$(572,152)	$531,241	$516,143	$(79,672)	$12,212	$451,569	$528,355
Other	255,003	241,601	(115,385)	(119,601)	139,618	122,000	3,215	10,260	142,833	132,260
Noncontrolling interests' share in consolidated subsidiaries	(157,403)	(156,641)	125,961	127,325	(31,442)	(29,316)	(11,083)	(18,116)	(42,525)	(47,432)
Our share of partially owned entities	344,725	354,966	(146,503)	(149,007)	198,222	205,959	(13,079)	359	185,143	206,318
Vornado's share	$1,544,038	$1,528,221	$(706,399)	$(713,435)	$837,639	$814,786	$(100,619)	$4,715	$737,020	$819,501
________________________________
(1)Includes adjustments for straight-line rents, amortization of acquired below-market leases, net and other.
- viii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2025 COMPARED TO SEPTEMBER 30, 2024 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the three months ended September 30, 2025	$266,676	$228,538	$13,275	$17,293	$7,570
Less NOI at share from:
Dispositions	(782)	(783)	1	—	—
Development properties	(3,462)	(3,462)	—	—	—
Other non-same store income, net	(11,124)	(2,643)	—	(911)	(7,570)
Same store NOI at share for the three months ended September 30, 2025	$251,308	$221,650	$13,276	$16,382	$—

NOI at share for the three months ended September 30, 2024	$265,491	$229,588	$14,972	$15,780	$5,151
Less NOI at share from:
Dispositions	(5,139)	(4,990)	(149)	—	—
Development properties	(8,279)	(8,279)	—	—	—
Other non-same store income, net	(18,399)	(13,248)	—	—	(5,151)
Same store NOI at share for the three months ended September 30, 2024	$233,674	$203,071	$14,823	$15,780	$—

Increase (decrease) in same store NOI at share	$17,634	$18,579	$(1,547)	$602	$—

% increase (decrease) in same store NOI at share	7.5%	9.1%	(10.4)%	3.8%	0.0%
- ix -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2025 COMPARED TO SEPTEMBER 30, 2024 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the three months ended September 30, 2025	$235,930	$198,590	$13,267	$16,455	$7,618
Less NOI at share - cash basis from:
Dispositions	(1,052)	(1,053)	1	—	—
Development properties	(3,222)	(3,222)	—	—	—
Other non-same store expense income, net	(11,633)	(4,015)	—	—	(7,618)
Same store NOI at share - cash basis for the three months ended September 30, 2025	$220,023	$190,300	$13,268	$16,455	$—

NOI at share - cash basis for the three months ended September 30, 2024	$272,298	$233,461	$14,901	$19,589	$4,347
Less NOI at share - cash basis from:
Dispositions	(4,436)	(4,285)	(151)	—	—
Development properties	(8,037)	(8,037)	—	—	—
Other non-same store income, net	(20,070)	(15,723)	—	—	(4,347)
Same store NOI at share - cash basis for the three months ended September 30, 2024	$239,755	$205,416	$14,750	$19,589	$—

Decrease in same store NOI at share - cash basis	$(19,732)	$(15,116)	$(1,482)	$(3,134)	$—

% decrease in same store NOI at share - cash basis	(8.2)%	(7.4)%	(10.0)%	(16.0)%	0.0%
- x -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025 COMPARED TO SEPTEMBER 30, 2024 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the nine months ended September 30, 2025	$837,639	$712,434	$54,388	$53,822	$16,995
Less NOI at share from:
Dispositions	(4,400)	(4,159)	(241)	—	—
Development properties	(15,203)	(15,203)	—	—	—
Other non-same store income, net	(50,473)	(30,744)	—	(2,734)	(16,995)
Same store NOI at share for the nine months ended September 30, 2025	$767,563	$662,328	$54,147	$51,088	$—

NOI at share for the nine months ended September 30, 2024	$814,786	$704,870	$45,518	$49,109	$15,289
Less NOI at share from:
Dispositions	(14,843)	(14,470)	(373)	—	—
Development properties	(26,886)	(26,886)	—	—	—
Other non-same store income, net	(45,081)	(29,792)	—	—	(15,289)
Same store NOI at share for the nine months ended September 30, 2024	$727,976	$633,722	$45,145	$49,109	$—

Increase in same store NOI at share	$39,587	$28,606	$9,002	$1,979	$—

% increase in same store NOI at share	5.4%	4.5%	19.9%	4.0%	0.0%
- xi -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2025 COMPARED TO SEPTEMBER 30, 2024 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the nine months ended September 30, 2025	$737,020	$608,765	$56,042	$55,276	$16,937
Less NOI at share - cash basis from:
Dispositions	(4,751)	(4,508)	(243)	—	—
Development properties	(14,483)	(14,483)	—	—	—
Other non-same store (income) expense, net	(19,635)	562	—	(3,260)	(16,937)
Same store NOI at share - cash basis for the nine months ended September 30, 2025	$698,151	$590,336	$55,799	$52,016	$—

NOI at share - cash basis for the nine months ended September 30, 2024	$819,501	$702,089	$46,685	$56,483	$14,244
Less NOI at share - cash basis from:
Dispositions	(12,984)	(12,660)	(324)	—	—
Development properties	(25,921)	(25,921)	—	—	—
Other non-same store income, net	(48,407)	(34,163)	—	—	(14,244)
Same store NOI at share - cash basis for the nine months ended September 30, 2024	$732,189	$629,345	$46,361	$56,483	$—

(Decrease) increase in same store NOI at share - cash basis	$(34,038)	$(39,009)	$9,438	$(4,467)	$—

% (decrease) increase in same store NOI at share - cash basis	(4.6)%	(6.2)%	20.4%	(7.9)%	0.0%
- xii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE TO SAME STORE NOI AT SHARE FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2025 COMPARED TO JUNE 30, 2025 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share for the three months ended September 30, 2025	$266,676	$228,538	$13,275	$17,293	$7,570
Less NOI at share from:
Dispositions	(782)	(783)	1	—	—
Development properties	(3,462)	(3,462)	—	—	—
Other non-same store income, net	(11,112)	(2,631)	—	(911)	(7,570)
Same store NOI at share for the three months ended September 30, 2025	$251,320	$221,662	$13,276	$16,382	$—

NOI at share for the three months ended June 30, 2025	$277,673	$230,579	$25,197	$18,686	$3,211
Less NOI at share from:
Dispositions	(1,641)	(1,467)	(174)	—	—
Development properties	(5,011)	(5,011)	—	—	—
Other non-same store income, net	(10,825)	(6,247)	—	(1,367)	(3,211)
Same store NOI at share for the three months ended June 30, 2025	$260,196	$217,854	$25,023	$17,319	$—

(Decrease) increase in same store NOI at share	$(8,876)	$3,808	$(11,747)	$(937)	$—

% (decrease) increase in same store NOI at share	(3.4)%	1.7%	(46.9)%	(5.4)%	0.0%
- xiii -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF NOI AT SHARE - CASH BASIS TO SAME STORE NOI AT SHARE - CASH BASIS FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2025 COMPARED TO JUNE 30, 2025 (unaudited)
(Amounts in thousands)

	Total	New York	THE MART	555 California Street	Other
NOI at share - cash basis for the three months ended September 30, 2025	$235,930	$198,590	$13,267	$16,455	$7,618
Less NOI at share - cash basis from:
Dispositions	(1,052)	(1,053)	1	—	—
Development properties	(3,222)	(3,222)	—	—	—
Other non-same store income, net	(11,817)	(4,199)	—	—	(7,618)
Same store NOI at share - cash basis for the three months ended September 30, 2025	$219,839	$190,116	$13,268	$16,455	$—

NOI at share - cash basis for the three months ended June 30, 2025	$231,719	$182,605	$25,258	$20,684	$3,172
Less NOI at share - cash basis from:
Dispositions	(1,652)	(1,478)	(174)	—	—
Development properties	(4,772)	(4,772)	—	—	—
Other non-same store expense (income), net	7,980	14,412	—	(3,260)	(3,172)
Same store NOI at share - cash basis for the three months ended June 30, 2025	$233,275	$190,767	$25,084	$17,424	$—

Decrease in same store NOI at share - cash basis	$(13,436)	$(651)	$(11,816)	$(969)	$—

% decrease in same store NOI at share - cash basis	(5.8)%	(0.3)%	(47.1)%	(5.6)%	0.0%
- xiv -

NON-GAAP RECONCILIATIONS
RECONCILIATION OF CONSOLIDATED DEBT, NET TO CONSOLIDATED CONTRACTUAL DEBT (unaudited)
(Amounts in thousands)
	As of September 30, 2025
	Consolidated Debt, Net	Deferred Financing Costs, Net and Other	Consolidated Contractual Debt
Mortgages payable	$4,921,263	$25,229	$4,946,492
Senior unsecured notes	746,896	3,104	750,000
$800 Million unsecured term loan	796,990	3,010	800,000
$2.2 Billion unsecured revolving credit facilities	720,420	—	720,420
	$7,185,569	$31,343	$7,216,912
- xv -